UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

Flowserve Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLOWSERVE

NOTICE OF 2024

ANNUAL MEETING AND PROXY STATEMENT

Experience in Motion

Invitation to 2024 Annual Meeting of Shareholders

Dear Fellow Shareholder:

I am pleased to invite you to Flowserve’s Annual Meeting of Shareholders on May 16, 2024. The attached Notice and Proxy Statement have more information about our meeting topics and agenda.

Our Performance in 2023

2023 was a transformational year for Flowserve. We redesigned how we operate to move faster, work more effectively and strengthen the value we provide to our customers and shareholders. As a part of that, we also made progress with our portfolio optimization efforts to stay laser-focused on the products and solutions that can be sustainable drivers of growth well into the future. We were incredibly deliberate with how we deployed these changes across the business – and our efforts successfully enabled us to deliver our best financial performance in several years.

We also continue to be encouraged by the results we’re seeing from our Diversification, Decarbonization and Digitization Strategy (the “3D Strategy”). Diversified bookings remained healthy in 2023, with our vacuum pump products especially delivering the outsized growth we would expect. Our customer wins in Decarbonization were successfully driven by growth in Nuclear and liquified natural gas (LNG), which are two key markets served by our 3D Strategy. Finally, we see our Digitization solutions at an inflection point of growth, and we’re energized by the feedback we’ve received from our current installed base and the numerous installation opportunities in front of us.

2023 Highlights include:

Launched our new operating model to enhance our business processes, work more efficiently and better serve our customers	Delivered significant growth in revenue (up 20%) and gross margins (up 210 bps)

Continued to secure new bookings under our 3D Strategy, which accounted for almost one-third of our total bookings for the year	Continued our consistent run of exceeding $1 billion in bookings each quarter, closing out the year with the 8th straight quarter above this target

Raised financial guidance three times during 2023 based on our strong performance quarter after quarter	Received ISO 27001 certification for our cybersecurity program, strengthening our risk management and mitigation capabilities

Our Business Strategy

With the dedication of our associates, strength of our backlog and momentum of our 3D Strategy, we believe we are well-positioned to capitalize on our current strong activity in our end markets and the growing need for energy transition projects around the world.

In 2024, we expect to deliver sustainable, year-over-year profitable growth. The effective implementation of our new operating model paired with our sharp focus on operational excellence is designed to enable us to continue executing at a high level as we target new, attractive market opportunities. Flowserve’s Executive Leadership Team and Board of Directors believe in our ability to deliver results to create long-term value for you, our shareholders.

Shareholder Feedback

Our Board and executive leadership appreciate hearing from you and are continually working to enhance our public disclosures based on your feedback. Maintaining your trust will always be a top priority. Prior to the meeting, I ask that you sign and return your proxy card so your shares will be represented and voted in accordance with your selections. You can also vote via phone or online following the instructions on page 84.

Thank you for your continued support of Flowserve.

R. Scott Rowe, President and CEO

Notice of 2024 Annual Meeting of Shareholders

When: Thursday, May 16, 2024 at 11:30 a.m. CDT	Where: Online at https://www.virtualshareholdermeeting.com/ FLS2024

We are pleased to invite you to join our Board of Directors and senior leadership at Flowserve’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held online only and will begin at 11:30 a.m. CDT on May 16, 2024. We will hold the Annual Meeting solely by means of remote communications with no in-person location. You can attend the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2024.

2024 Proposals		Board Vote Recommendation	Page Reference (for more detail)
1	Elect the 11 directors named in the proxy statement	For	Page 16
2	Approve, on an advisory basis, the Company’s executive compensation	For	Page 69
3	Ratify the appointment of PricewaterhouseCoopers as our independent auditor for 2024	For	Page 73
4	Approve the Company’s employee stock purchase plan	For	Page 76
5	Shareholder Proposal to report the Company’s political spending and policies and procedures regarding political spending	Against	Page 80

Shareholders will also transact any other business that is properly brought before the Annual Meeting.

Record Date: Shareholders of record of the Company’s common stock, par value $1.25 per share, at the close of business on March 18, 2024 are entitled to notice of and to vote at the Annual Meeting.

Attending the Meeting Virtually: To participate in the Annual Meeting, including to vote or to ask questions during the meeting, you must access the meeting website at https://www.virtualshareholdermeeting.com/FLS2024, and log in using the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the https://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

For additional related information, please refer to the disclosure beginning on Page 84 in the enclosed proxy statement. The proxy statement and 2023 annual report to shareholders and any other proxy materials are available at https://www.proxyvote.com. The proxy statement and form of proxy are being first made available to shareholders on or about April 2, 2024.

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described to the right on this page. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions, except the ratification of the appointment of the independent auditor (Proposal 3). Voting your shares will help to ensure that your interests are represented at the meeting. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2024.

By order of the Board of Directors,

Susan C. Hudson

Senior Vice President, Chief Legal Officer and Corporate Secretary

YOU CAN VOTE BEFORE THE
MEETING BY THE FOLLOWING
METHODS:

INTERNET

www.proxyvote.com
before May 16, 2024*

BY TELEPHONE

(1-800-690-6903)
before May 16, 2024*

BYMAIL

Complete, sign and
return your proxy or voting
instruction card before
May 16, 2024*

*Dates presented are for shareholders that hold shares in their own name as a holder of record. If you are a participant in the Flowserve Corporation Retirement Savings Plan, your votes must be cast before May 14, 2024.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to confirm which voting methods are available to you.

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in the proxy statement.

Board Nominees (Page 16)

DAVID E. ROBERTS Independent Chairman Age: 63 Director since 2011 Committees: * Other Public Company Boards: None	R. SCOTT ROWE President & CEO, Flowserve Age: 53 Director since 2017 Committees: None Other Public Company Boards: 1	SUJEET CHAND Independent Age: 66 Director since 2019 Committees: Other Public Company Boards: 2

RUBY R. CHANDY Independent Age: 62 Director since 2017 Committees: Other Public Company Boards: 2	GAYLA J. DELLY Independent Age: 64 Director since 2008 Committees: Other Public Company Boards: 2	JOHN L. GARRISON Independent Age: 63 Director since 2018 Committees: Other Public Company Boards: None

CHERYL H. JOHNSON Independent Age: 63 Director since 2023 Committees: Other Public Company Boards: None	MICHAEL C. MCMURRAY Independent Age: 59 Director since 2018 Committees: Other Public Company Boards: None	THOMAS B. OKRAY Independent Age: 61 Director since 2023 Committees: Other Public Company Boards: 1

KENNETH I. SIEGEL Independent Age: 67 Director since 2022 Committees: Other Public Company Boards: 2	CARLYN R. TAYLOR Independent Age: 55 Director since 2020 Committees: Other Public Company Boards: 1

Chair	Technology, Risk and Finance Committee	Corporate Governance and Nominating Committee
Audit Committee	Organization and Compensation Committee	Veteran Status

*	As Chairman of the Board, Mr. Roberts rotates between committee meetings and serves as an alternate committee member for all committees, as needed.

2024 PROXY STATEMENT	2

Executive Officers (Page 32)

Name and Position	Age	Since	Previous Position
R. Scott Rowe President, CEO and Director	53	April 2017	President — Cameron Group, Schlumberger Ltd.
Lamar L. Duhon President, Flowserve Pumps Division	53	February 2023	Flowserve President, Aftermarket Services & Solutions
Susan C. Hudson Senior VP, Chief Legal Officer and Corporate Secretary	47	May 2022	Flowserve Vice President and Chief Compliance Officer
Amy B. Schwetz Senior VP, Chief Financial Officer	49	February 2020	EVP and Chief Financial Officer, Peabody
Scott K. Vopni Vice President, Chief Accounting Officer	55	June 2020	SVP — Finance, Chief Accounting Officer, Dean Foods Co.
Kirk R. Wilson President, Flow Control Division	57	July 2019	Flowserve President, Aftermarket Services & Solutions

2024 PROXY STATEMENT	3

Executive Compensation Highlights (Page 34)

Compensation Philosophy and Principles

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance as well as our Purpose, Values and Behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
PROVIDE COMPETITIVE AND MARKET-BASED COMPENSATION	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Ensure a majority of total compensation is tied to performance and/or stock price and thus, is aligned with shareholder interests

Pay for Performance Alignment

Our annual incentive program paid out above target for 2023 compared to below target payouts in each of the two prior fiscal years. The 2023 payout was aligned with our robust shareholder return for the year and reflected strong operating income and adjusted primary working capital performance results and slightly below-target total customer bookings.

PAYOUT FOR 2023 ANNUAL INCENTIVE PLAN AWARD

(1)	Adjusted Primary Working Capital (PWC) as % of sales incentivizes efficiency; lower percentage values are indicative of a greater performance achievement level.

2024 PROXY STATEMENT	4

PSUs have paid out below target for the past three performance cycles.

PAYOUTS FOR 2021 PERFORMANCE STOCK UNIT AWARD

2021 - 2023 PSUs Grant Payout

2023 Executive Total Compensation Mix

The majority of the total target compensation provided to our Named Executive Officers is ‘at risk’ and aligned with our compensation philosophy and principals to drive shareholder value creation.

CEO Target Compensation Mix	Other NEO Average Target Compensation Mix

*	At risk compensation is comprised of the target value of all incentive and stock-based awards, as their value is dependent on performance against our financial and strategic objectives and our stock price.

2024 PROXY STATEMENT	5

2024 PROXY STATEMENT	6

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Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “intent,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “project,” “predict,” “seek,” “confident” and “commit” or similar expressions. In particular, statements regarding our financial position, plans, strategies, objectives, prospects and expectations regarding our business, future operations, industry and market conditions are forward-looking statements. They reflect our current expectations, are subject to materials risks, uncertainties and other factors, many of which are outside of our control, and are not guarantees of performance and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, commitment, or expectation can or will be achieved, and speak only as of the date of this proxy statement. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks and uncertainties, including those that are described in our 2023 Annual Report on Form 10-K and elsewhere in our filings with the Securities and Exchange Commission, any of which could cause actual plans or results to differ materially from those included in any forward-looking statements. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected. Except as required by law, we undertake no obligation, and disclaim any duty, to publicly update or revise any forward-looking statement or disclose any facts, events or circumstances that after the date hereof that may affect the accuracy of any forward-looking statement, whether as a result of new information, future events, changes in our expectations or otherwise.

Website References

Throughout this proxy statement, we identify certain materials that are available in full on our website and refer the reader to additional information available on our website. The information contained on, or available through our internet website, is not and shall not be deemed to be incorporated by reference in this proxy statement.

2024 PROXY STATEMENT	7

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THIS IS FLOWSERVE

Our Purpose, Values and Behaviors

Around the world, Flowserve is striving to fulfill our purpose – to create extraordinary flow control solutions to make the world better for everyone. To help solve the biggest flow-control challenges, customers worldwide rely on the product lines, engineering, project management, and service expertise of Flowserve that dates back more than 230 years. We have developed a strategy on a foundation of six core values and seven key behaviors that are at the root of everything we do as an organization in pursuit of this purpose.

2024 PROXY STATEMENT	8

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THIS IS FLOWSERVE

Our 3D Growth Strategy

Our strategy of supporting the energy transition, diversifying end markets, and improving customer experience through our efforts to Diversify, Decarbonize, and Digitize – our 3D Growth Strategy – supports and aligns directly with our purpose.

Diversify

Today, Flowserve is meaningfully connected to the oil and gas industry in each of our divisions, and while we remain committed to supporting our core markets, we are leveraging our more than 230 years of industry experience and expertise to serve customers in diverse markets such as water, specialty chemical and other general industries. We are also focused on supporting all our customers’ energy transition initiatives, regardless of the industry. Effectively managing energy transition requires the development of cleaner, safer, more reliable energy sources and Flowserve products help enable this for our customers. Diversify is focused on creating a more balanced portfolio based on cleaner sources of energy and increasing our exposure to the end markets offering long-term outsized growth potential.

One way we are advancing Diversification at Flowserve is through offering pumps to be used in the manufacturing of semiconductors. Flowserve is partnering with an engineering, procurement and construction (EPC) firm for a new semiconductor production facility in Texas. Scheduled for completion in 2024, the chip production plant will manufacture products to be used in developing next-generation technologies such as 5G, artificial intelligence and high-performance computing. Through a diverse offering of pumps, we will help accelerate domestic manufacturing while contributing to the global semiconductor supply chain, thereby enabling innovation in industries and communities around the world.

Decarbonize

We recognize that governments and corporations around the globe are increasingly focused on addressing the effects of climate change and implementing efforts to reduce greenhouse gas emissions. In addition to our own efforts to reduce carbon emissions in our operations, many of our current products and services can be utilized in numerous aspects of our customers’ carbon reduction efforts. We believe that through continued technology investment and new product development, our capture rate of this expanding opportunity will continue to grow. With several technologies already available in LNG, hydrogen, carbon capture, renewables and others, Flowserve’s innovative portfolio of flow control solutions supports our new Energy Advantage program and provides offerings to help customers’ energy transition efforts in three key areas – energy efficiency, carbon reduction, and operational cost mitigation.

As an example of our Decarbonization strategy, Flowserve is providing valves to support a customer’s offshore wind farm project. On a mission to create an innovative solution for clean energy for communities in the UK, the company will deploy High Voltage Direct Current (HVDC) to connect two of its existing offshore wind farms to the UK’s national grid. By adopting unique applications with HVDC technology, the customer is aiming to minimize negative impacts to the environment while simultaneously keeping electricity costs low for UK communities. Upon the completion of this initiative in the coming years, this project will annually produce an estimated 1.8GW generating capacity – enough fossil-free power to meet the demands of approximately 1.3 million UK households.

2024 PROXY STATEMENT	9

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Digitize

Digitize represents our focus on helping our customers digitize their operations, driven by our RedRaven internet-of-things, or IoT, suite of equipment monitoring and predictive maintenance services. Since the launch of RedRaven in 2021, we have been encouraged by the demonstrated capabilities of this offering and how it has helped us expand our services capabilities and form new relationships with our customers. We now support over 75 customer sites across a diverse set of industry applications, and we have about 2,000 instrumented assets in 25 countries.

RedRaven predictive maintenance technology digitizes our customer experience with its ability to predict failures and avoid costly downtime in critical applications. With RedRaven, Flowserve is partnering with a well-known Scotland-based beverage producer to improve reliability on 100 assets – one of the largest contracts we have secured to date. RedRaven will capture performance data to monitor asset health, offering predictive maintenance capabilities and protecting valuable production uptime. With the addition of this customer, we are proudly growing our globally diverse network of over 75 IoT-enabled customer sites – many of which are now renewing and expanding their contracts. Through our RedRaven technology, Flowserve is helping to digitize and optimize customers’ performance with each installation.

2024 PROXY STATEMENT	10

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THIS IS FLOWSERVE

Corporate Social Responsibility

Our ESG Programs & Initiatives

Guided by our values, we aim to create extraordinary flow control solutions to make the world better for everyone. Our Purpose informs our Environmental, Social and Governance (ESG) vision as we strive to enable a clean energy future by advancing technologies that reduce climate impact, embed sustainability within our core operations and strengthen our purpose-driven culture. In 2022, we launched a more holistic approach to ESG at Flowserve that honors this vision and more closely aligns with our 3D Growth Strategy. Our ESG program is constructed around three key pillars: Climate, Culture and Core Responsibility. These pillars capture how we are committed to advancing ESG at Flowserve on our journey of making the world better for everyone.

Climate

Climate captures the Environmental pillar of our ESG approach and outlines our commitment to enabling a clean energy future for our operations and our customers.

We are dedicated to promoting our customers’ sustainability through product development, stewardship and innovation that support energy efficiency, reduced emissions and digitization of operations. We have partnered with our customers in advancing sustainability in their operations through development of carbon capture technology, concentrated solar power and flare gas recovery. In 2023, we booked more than $200 million in energy transition projects to drive renewable energy and help our customers reduce operations emissions, minimize lifecycle equipment costs, reduce maintenance requirements, and simplify equipment operation.

We value our role as key partners to our customers in reaching their carbon reduction goals through energy transition but also remain focused on our own carbon reductions goals. As part of our Climate pillar, Flowserve set a target to reduce Scope 1 and Scope 2 carbon intensity 40% by 2030, using 2015 as a baseline year. Our goal is to reduce combined direct (Scope 1) and indirect (Scope 2) operating emissions of 29.4 Tonne CO2-equivalent (CO2e) per million USD dollars in annual sales revenue in 2015 to 17.4 Tonne CO2e or lower by 2030. In 2023, we are pleased to report that we accomplished 100% of this goal, through energy efficiency improvements, renewable energy project development and other measures to offset our greenhouse gas emissions. Our progress was recognized in 2023 by Newsweek, which named Flowserve one of America’s Greenest Companies, as well as one of America’s Most Responsible Companies. For more information on our ESG programs and initiatives, please see our ESG Report accessible through our website at https://www.flowserve.com under the “ESG” caption, which is not incorporated by reference into this proxy statement. Statements regarding our ESG-related goals are not guarantees or promises that those goals will be met.

2024 PROXY STATEMENT	11

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Culture

Culture refers to the Social pillar of our strategy, rooted in our belief that the collective energy of our People set us apart. It defines our commitment to strengthening our values driven culture and investing in our communities through talent recruitment and engagement, workplace health and safety and employee wellbeing.

At Flowserve, our people are at the heart of providing vital flow control products and services to make the world better for everyone. Keeping our associates safe in our facilities and on customer sites is our primary driver in promoting their wellbeing. Our TargetZero program unifies our goals and initiatives to further drive operational excellence and continuous improvement across Flowserve in five key areas: accidents, defects, delays, emissions and waste. It offers a comprehensive approach to enhance the impact of our safety, quality, supply chain and environmental efforts to deliver unmatched value to our customers and supplier partners. In 2023, our TargetZero safety program continued to be an industry leader in total recordable incident rates.

Developing and engaging with our employees and communities around the globe is a critical focus of our Culture pillar. We launched Leadership in Motion in 2021 to provide critical leadership skills to Flowserve People Leaders. In 2023, we started a new Leadership in Motion development series and engaged with more than 60% of our people leaders. We also progressed our in-house early career leadership development program, IGNITE. IGNITE is designed to accelerate the development of early career engineering talent through annual geographical and functional rotations. In 2023, 62% of IGNITE engineers represented diverse groups and a variety of engineering disciplines, with a 69% overall retention rate of the participants in the program.

In 2019, we formally launched our global community impact program, Flowserve Cares, which empowers associates to request company support for community programs and needs. Flowserve Cares incorporates monetary donations, in-kind contributions and volunteer opportunities to help make meaningful impacts in the communities where our associates and customers live and work. The projects selected for grants reflect the wide range of issues that are important to our associates, including, including at-risk youth, STEM education, disaster recovery and other community-related support opportunities.

We have focused on improving diversity across Flowserve from the board of directors and the executive leadership team to the general associate population. We are committed to promoting diversity and inclusivity at all levels and hope to foster an employee culture that drives inclusion, combats bias and positively impacts our communities. We proudly support the empowerment of women and girls, especially women in STEM through the educational tenet of Flowserve Cares.

2024 PROXY STATEMENT	12

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Core Responsibility

Core Responsibility represents Governance and how we conduct business ethically and in accordance with laws and regulations around the world. Based on our Flowserve values, Core Responsibility addresses our duty to reinforce cybersecurity and data privacy, integrity and compliance and transparent reporting.

Our governance practices are consistent with our high standards of ethics, integrity and transparency in all our stakeholder relationships, including attracting and retaining world-class talent by investing in their professional development and providing them with challenging and rewarding opportunities for personal growth, promoting high standards of corporate citizenship and working to safeguard the environment and communities where we do business. With executive-level participation and Board oversight of our programs and initiatives, ESG issues have top-down support and are a company-wide priority.

During 2022, we launched our Human Rights Policy, and the protection of human rights remains a focus of our operations and those of our partners. In 2023, we trained over 95% of our employees on our Human Rights Policy and our commitment to ensuring Flowserve and its partners are staying vigilant in the protection of human rights. In addition, in an effort to increase transparency for our stakeholders regarding our sustainability program, we publish our ESG Report with the SASB Industrial Machinery and Goods Reporting Standard, the TCFD Reporting Format, and the GRI Reporting Index.

A critical component of Core Responsibility is strengthening our cybersecurity practices to protect our data and help promote operational resilience. Through annual security awareness trainings and simulated attacks, we aim to empower our associates to protect the enterprise and recognize and respond to real-life cyberattacks. We leverage a suite of innovative security services and solutions to monitor potential threats across our enterprise, Flowserve.com and our RedRaven predictive maintenance platform to maintain a secure environment for our associates, customers and partners. In 2023, Flowserve’s cybersecurity program achieved ISO 270001 certification.

As one of its core values, Flowserve places great emphasis on a high integrity workplace. Flowserve’s Integrity and Compliance program focuses on five pillars: Culture, Speaking Up, Strategy, Accountability and Risk Management. These pillars guide us in enhancing our compliance program, so we continue our commitment to uphold the highest ethical standards. We promote a culture of integrity with our associates through a variety of means, ranging from our local site Integrity Champions, monthly communications and our annual global Integrity & Compliance Day, where we celebrate our culture of integrity and build associate engagement by featuring programming designed to highlight resources, raise awareness, and conduct annual training.

2024 PROXY STATEMENT	13

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Our Global Community Impact Program

Supporting our Community

At Flowserve, we are inspired by our purpose of making the world better for everyone. We make a difference each day by delivering technologies and services to our customers around the world for the toughest, most critical applications. But our impact is not just limited to our innovations. Our global team has long been committed to bettering the communities in which we live and work through philanthropy and volunteerism. Long before the creation of Flowserve’s purpose, values and behaviors, our people have demonstrated a natural desire to help those who are at-risk, less fortunate and victims of situations beyond their control. Flowserve supports our communities through monetary donations and also by providing our people with time off to volunteer for local organizations and causes that they care about.

Our global community impact program, Flowserve Cares, has formalized these efforts since 2019 through monetary donations, in-kind contributions and volunteer opportunities. The projects selected for grants reflect the wide range of issues that are important to our associates, including at-risk youth, STEM education, disaster recovery and other community-related support opportunities. Through Flowserve Cares, associates are empowered to request company support for community programs and needs that make meaningful impact where they live and work. In 2023, Flowserve Cares approved over $700,000 in grants to drive positive change, ranging from environmental clean-up efforts, to serving our veterans, to feeding the underprivileged, to promoting financial literacy with children.

To encourage meaningful engagement with our local communities and active participation in our Flowserve Cares program, we grant up to 40 hours of volunteer time off (VTO) to eligible U.S. associates each year. Associates are granted 24 hours of paid VTO each calendar year with an additional opportunity to take 16 hours of unpaid VTO to expand their community impact.

2024 PROXY STATEMENT	14

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Engagement with Shareholders

Flowserve routinely engages with our shareholders to better understand their views, carefully considering the feedback we receive and taking action when appropriate. We review the results of the annual advisory vote on executive compensation in making determinations about the structure of Flowserve’s pay program, and whether any changes to the program should be considered.

In the fall of 2023, we proactively reached out to our top 25 shareholders, representing approximately 80% of our common shares outstanding to offer them the opportunity to discuss our corporate governance practices (including our ESG program) with members of management and to solicit feedback from our shareholders on these topics. The feedback we received was positive and has been and continues to be carefully considered by management and the Board as we further develop our ESG strategy and compensation practices.

Flowserve participated in both in-person meetings and virtual events in 2023. This combination of meeting venues furthered our active engagement with Flowserve shareholders. We anticipate in 2024 that we will continue to have both in-person and virtual opportunities to continue our shareholder outreach, which management finds extremely valuable.

In total, our CEO and/or CFO participated in eight investor conferences during the year. We value the views and perspectives that our shareholders and the financial community provide us during these interactions, and we formally communicate the information and feedback that we obtain to the Board and its Committees on a regular basis.

2024 PROXY STATEMENT	15

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Board currently consists of eleven directors. All the director nominees listed below were previously elected by shareholders at the 2023 Annual Meeting, other than Cheryl H. Johnson, who was appointed to the Board in December 2023. Ms. Johnson was recommended to the Corporate Governance and Nominating (“CG&N”) Committee by a third-party search firm. Accordingly, the Board has nominated eleven directors to serve a one-year term until the 2025 annual meeting of shareholders or until their successors have been elected and qualified. Biographical information for each nominee is provided below under the heading “Board of Directors—Biographical Information—Nominees to Serve an Annual Term Expiring at the 2025 Annual Meeting of Shareholders.”

Required Vote and Recommendation:

•	Our By-Laws mandate that each director be elected under a majority voting standard in uncontested elections. A majority voting standard requires that each director receive more votes “for” his or her election than votes “against” to be elected.
•	In an uncontested election, any incumbent nominee for director who does not receive an affirmative vote of a majority of the votes cast in favor of or against such nominee must promptly offer to resign. The resignation offer is reviewed by the CG&N Committee, who determines whether to accept or reject it, giving due consideration to the best interests of the Company and its shareholders. Plurality voting will apply to contested elections.

The table below summarizes the key qualifications and areas of expertise that led our Board to nominate these individuals.

	Roberts	Rowe	Chand	Chandy	Delly	Garrison	Johnson	McMurray	Okray	Siegel	Taylor
Manufacturing / Operations	●	●	●	●	●	●	●		●
Industry / Product Knowledge	●	●	●			●			●
Multinational Operations	●	●	●	●	●	●	●	●	●	●	●
Financial / Accounting	●		●	●	●			●	●	●	●
Product Innovation / R&D			●	●					●
Energy / Alternative Energy Markets	●	●	●	●		●		●	●	●	●
Supply Chain		●		●	●	●		●	●		●
HR / Talent Development	●	●		●	●	●	●	●	●	●	●
Mergers & Acquisitions		●		●	●	●		●	●	●	●
Corporate Strategy / Governance	●	●	●	●	●	●	●	●	●	●	●

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

The Board recommends that you vote “FOR” the election of all nominees to serve as directors.

2024 PROXY STATEMENT	16

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Board of Directors — Biographical Information

Nominees to Serve an Annual Term Expiring at the 2025 Annual Meeting of Shareholders

David E. Roberts

Independent Chair since: May 2021 Director since: Nov. 2011 Age: 63 Board Committees: • N/A Current Public Company Directorships: • None Past Public Company Directorships: • Penn West Exploration

Employment History

•

Gavilan Resources, LLC, a private company formed in partnership with Blackstone focused on oil and natural gas development and production opportunities in South Texas | Chief Executive Officer (2017 – retirement in 2020). Gavilan filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in May 2020.

•

Penn West Exploration, a Canadian oil and gas exploration and production company | President and CEO (2013 – 2016)

•

Marathon Oil Corporation, an independent upstream company with international operations in exploration and production, oil sands mining and integrated gas | Executive Vice President and Chief Operating Officer (2011 – 2012)

•

Marathon Oil Corporation | other key management positions, including Executive Vice President in charge of Marathon’s worldwide upstream operations and Senior Vice President of business development (2006 – 2011)

•

BG Group, an integrated natural gas company | various leadership roles (2003 – 2006)

•

Chevron Corporation | advisor to the Vice Chairman (2001 – 2003)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Roberts is well qualified to serve as a director due to his executive leadership experience, strong international operations background, business development experience and extensive knowledge of and experience in the energy industry. This provides Mr. Roberts with a unique insight into the Company’s operational challenges and opportunities and its end-markets and customer needs.

R. Scott Rowe

Director since: Apr. 2017 Age: 53 Board Committees: • N/A Current Public Company Directorships: • Quanta Services, Inc. Past Public Company Directorships: • None

Employment History

•

Flowserve Corporation | President, Chief Executive Officer (2017 — Present)

•

Cameron Group of Schlumberger Ltd., an oilfield services co. | President (2016 — 2017)

•

Cameron International Corporation, an oilfield services co. | President, Chief Executive Officer (2015 — 2016)

•

Cameron International Corporation | President, Chief Operating Officer (2014 — 2015)

•

OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014)

•

Subsea Systems, a division of Cameron | President (2012 — 2014)

•

Cameron International Corporation | President of the Engineered and Process Valves division (2010 — 2012)

•

United States Army | Captain (O3) (1993 — 1998)

 Other Current Public Company Directorships

•

Quanta Services Inc., a leading provider of specialty contracting services | Director (2022 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Rowe is well qualified to serve as a director due to his position as the Company’s President and Chief Executive Officer, which enables him to provide the Board with intimate knowledge of the Company’s day to day operations.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

2024 PROXY STATEMENT	17

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Sujeet Chand

Director since:

Dec. 2019

Age: 66

Board Committees:

•   Audit

•   Technology, Risk & Finance

Current Public Company Directorships:

•   Proto Labs, Inc.

•   Veeco Instruments Inc.

Past Public Company Directorships:

•   None

Employment History

•

Rockwell Automation, Inc., industrial automation manufacturer | Senior Vice President and Chief Technology Officer (2005 – retirement in 2021)

•

Rockwell Automation, Inc. | Other senior leadership roles (2001 – 2005)

•

XAP Corporation, an education technology company | Chief Operating Officer (2000 – 2001)

•

Rockwell Scientific Company, a subsidiary of Rockwell International | Head of research and development (1988 – 2000)

 Other Current Public Company Directorships

•

Proto Labs, Inc., global digital manufacturer | Director (2017 – Present)

•

Veeco Instruments Inc., manufacturer of semiconductor process equipment | Director (2021 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Chand is well qualified to serve as a director due to his technology and innovation experience, including with respect to cybersecurity and information technology systems, as well as his electrical engineering background. Additionally, Mr. Chand has valuable multinational executive leadership and manufacturing experience from Rockwell Automation and XAP Corporation.

Ruby R. Chandy

Director since:

May 2017

Age: 62

Board Committees:

•   Organization & Compensation

•   Corporate Governance & Nominating

Current Public Company Directorships:

•   DuPont de Nemours, Inc.

•   Thermo Fisher Scientific Inc.

Past Public Company Directorships:

•   IDEX Corporation

•   AMETEK, Inc.

Employment History

•

Pall Corporation, a leading supplier of filtration, separation, and purification technologies | President of the Industrial Division (2012 – retirement in 2015)

•

The Dow Chemical Company, a multinational chemical corporation | Managing Director, Vice President of Dow Plastics Additives unit (2011 – 2012)

 Other Current Public Company Directorships

•

Thermo Fisher Scientific Inc., a multinational science and technology corporation | Director (2022 – Present)

•

DuPont de Nemours, Inc., a multinational chemical corporation | Director (2019 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Chandy is well qualified to serve as a director due to her executive management experience, marketing and strategy skills, relevant experience in industrial companies, extensive engineering and management education, broad international business and financial experience and enterprise risk oversight experience.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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Gayla J. Delly

Director since:

Jan. 2008

Age: 64

Board Committees:

•   Organization & Compensation

•   Corporate Governance & Nominating — Chair

Current Public Company Directorships:

•   Littelfuse, Inc.

•   Broadcom Inc.

Past Public Company Directorships:

•   Power One, Inc.

•   National Instruments, Inc.

•   Benchmark Electronics Inc.

Employment History

•

Benchmark Electronics Inc., a contract provider of manufacturing, design, engineering, test and distribution to computer, medical device, telecommunications equipment and industrial control manufacturers | President and Chief Executive Officer (2012 – retirement in 2016)

•

Benchmark Electronics Inc. | President (2006 – 2011)

•

Benchmark Electronics Inc. | Vice President and Chief Financial Officer (2001 – 2006)

•

Benchmark Electronics Inc. | Corporate Controller and Treasurer (1995 – 2001)

•

Ms. Delly is a certified public accountant.

 Other Current Public Company Directorships

•

Littelfuse, Inc., a diversified manufacturer of industrial technology | Director (2023 – Present)

•

Broadcom Inc., a designer, developer and global supplier of semiconductor devices | Director (2017 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Delly is well qualified to serve as a director due to her international manufacturing experience, with a specific focus on engineering and technology in emerging markets, including Asia and Latin America, which provides valuable insight into the Company’s operations and assists in identifying product portfolio opportunities. In addition to her board experience, Ms. Delly has valuable executive leadership experience and financial expertise gained from her time with Benchmark Electronics Inc.

Cheryl H. Johnson

Director since: Dec. 2023 Age: 63 Board Committees: • Technology, Risk & Finance • Organization & Compensation Current Public Company Directorships: • None Past Public Company Directorships: • None

Employment History

•

Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, industrial turbines and diesel-electric locomotives | Chief Human Resources Officer (2017 – Present)

•

Textron, an industrial manufacturer of specialized vehilces, turf care and fuel systems | Executive Vice President, Human Resources (2012 – 2017)

•

Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | Director, Talent and Organization Development (2009 – 2012)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Johnson is well qualified to serve as a director due to her extensive experience in human resources, with a focus on international manufacturing and operations from her service with Caterpillar Inc. Ms. Johnson’s broad talent development experience provides a valuable perspective into the Company’s human capital management and long-term strategy.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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John L. Garrison

Director since:

Oct. 2018

Age: 63

Board Committees:

•   Organization & Compensation — Chair

•   Corporate Governance & Nominating

Current Public Company Directorships:

•   None

Past Public Company Directorships:

•   Azurix Corporation

•   Terex Corporation

Employment History

•

Terex Corporation, a global manufacturer of materials processing machinery and aerial work platforms | President, Chief Executive Officer and Chairman (2015 – retirement in 2024)(1)

•

Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | President and Chief Executive Officer (2009 – 2015)

•

United States Army | Captain (1982 —1992)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Garrison is well qualified to serve as a director due to his strong manufacturing, international operations and leadership experience gained through his various executive and board leadership roles, which provides him with unique insights into the current climate the Company faces as a manufacturer with a large international footprint.

Michael C. McMurray

Director since:

Oct. 2018

Age: 59

Board Committees:

•   Technology, Risk & Finance — Chair

•   Organization & Compensation

Current Public Company Directorships:

•   None

Past Public Company Directorships:

•   None

Employment History

•

LyondellBasell, a global plastics, chemicals and refining company | Executive Vice President and Chief Financial Officer (2019 – Present)

•

Owens Corning, a global manufacturer of insulation, roofing and fiberglass composites | Senior Vice President and Chief Financial Officer (2012 – 2019)

•

Owens Corning | Vice President and Finance Leader of Owens Corning’s Building Materials Group (2011 – 2012)

•

Owens Corning | Vice President, Investor Relations and Treasurer (2008 – 2011)

•

Royal Dutch Shell | various leadership roles (1987 – 2008)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. McMurray is well qualified to serve as a director due to his extensive knowledge of global industrial manufacturing, the Company’s end markets and the financial markets, which provides valuable insight into the strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. McMurray has valuable multinational executive leadership and financial expertise at LyondellBasell, Owens Corning, and Royal Dutch Shell.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

(1)	Mr. Garrison retired from his position as President, Chief Executive Officer and Chairman of Terex Corporation effective as of January 1, 2024.

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Thomas B. Okray

Director since: Apr. 2023 Age: 61 Board Committees: • Audit — Chair • Corporate Governance & Nominating Current Public Company Directorships: • Monro, Inc. Past Public Company Directorships: • None

Employment History

•

Nikola Corporation, a global zero-emissions transportation and energy supply and infrastructure solutions company | Chief Financial Officer (2024 – present)

•

Eaton Corp, a multinational intelligent power management technologies company | Executive Vice President and Chief Financial Officer (2021 – 2024)(2)

•

Grainger, a worldwide industrial supply distributor | Senior Vice President and Chief Financial Officer (2018 – 2021)

•

Advance Auto Parts, an aftermarket automobile parts supplier | Executive Vice President and Chief Financial Officer (2016 – 2018)

 Other Current Public Company Directorships

•

Monro, Inc., a national operator of retail tire and automotive repair stores | Director (Feb. 2024 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Okray is well qualified to serve as a director due to his strong background in international operations, manufacturing, and finance and accounting. Additionally, Mr. Okray has valuable strategic and financial expertise gained through his various executive leadership roles in the manufacturing industry.

Kenneth I. Siegel

Director since:

Aug. 2022

Age: 67

Board Committees:

•   Audit

•   Technology, Risk & Finance

Current Public Company Directorships:

•   Boardwalk Pipeline Partners, LP

•   CNA Financial Corporation

Past Public Company Directorships:

•   Diamond Offshore Drilling

Employment History

•

Loews Corporation, a diversified company with businesses in the insurance, energy, hospitality and packaging industries | Senior Vice President (2009 – present)

•

Barclays Capital, a multinational universal bank | Managing Director of Mergers and Acquisitions (2008 – 2009)

•

Lehman Brothers, a global financial services firm | Managing Director of Mergers and Acquisitions (2000 – 2008)

•

Schroders, a multinational investment banking and asset management company | Head of U.S. Investment Banking (1982 – 2000)

 Other Current Public Company Directorships

•

Boardwalk Pipeline Partners, LP, a provider of transportation and storage of natural gas | Chairman of the Board (2009 – Present)

•

CNA Financial Corporation, a commercial property and casualty insurance company | Director (2019 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Siegel is well qualified to serve as a director due to his extensive knowledge of strategic planning, corporate development and finance and accounting, which provide us valuable insight into our strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. Siegel has valuable executive leadership experience in the manufacturing and energy industries and has leveraged his development and M&A expertise from Loews Corporation and its subsidiaries.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

(2)	Mr. Okray departed from his position as Executive Vice President and Chief Financial Officer of Eaton Corporation effective as of February 5, 2024.

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Carlyn R. Taylor

Director since:

Aug. 2020

Age: 55

Board Committees:

•   Audit

•   Technology, Risk & Finance

Current Public Company Directorships:

•   The Hain Celestial Group, Inc.

Past Public Company Directorships:

•   None

Employment History

•

FTI Consulting, Inc., a global business advisory firm | Chief Growth Officer, Corporate Finance Global Co-Leader and global leader of Business Transformations and Transactions practice (2016 – present)

•

FTI Capital Advisors, an investment banking subsidiary of FTI Consulting | Chairperson (2017 – present)

•

FTI Consulting, Inc. | various roles of increasing responsibility (2002 – 2016)

•

PwC, a global accounting firm | various roles, including partner, senior manager and staff consultant (1990 – 2002)

 Other Current Public Company Directorships

•

The Hain Celestial Group, Inc., a leading organic and natural products company | Director (2022 – Present)

 Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Taylor is well qualified to serve as a director due to her extensive background in corporate strategy, finance and accounting, most notably leveraging her expertise in capital allocation strategies and capital markets to help businesses spearhead transformative initiatives, as well as her experience serving on the board of directors of various privately-owned companies and startups.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/Accounting	Product Innovation/R&D
Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

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THE BOARD AND COMMITTEES

Role of the Board; Corporate Governance Matters

The Board oversees the CEO and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to help confirm that our shareholders’ best interests are served. In its efforts to satisfy this duty, our Board has adopted Corporate Governance Guidelines (“Guidelines”). Our Guidelines, as well as other corporate governance documents, such as the Company’s Code of Conduct for employees and directors and an additional Code of Ethics for directors, are available on the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. The table below highlights some of the Company’s investor friendly governance practices.

Director Elections	Board Operations	Shareholder Rights
Annual elections for full Board by majority vote (in uncontested elections) Resignation policy if a majority vote is not received (in uncontested elections) Director retirement age policy of 72	Stock ownership requirements for directors (5x annual cash retainer) Independent board chair Annuasl Board and Committee evaluations Board committees composed of 100% independent directors	Right to call a special meeting Right to act by written consent Proxy access right No poison pill Annual “Say on Pay” vote No supermajority voting requirements

The Board, through the CG&N Committee, regularly reviews developments in corporate governance and best practices and modifies the Guidelines, committee charters and key practices as necessary. For example, given the increasing importance of ESG matters to our long-term strategy and to our shareholders, we amended the charter of the CG&N Committee to specifically provide for oversight over our ESG programs and initiatives. We also recently added responsibility for innovation, technology and intellectual property development to our Technology, Risk and Finance Committee which was formerly known as the Finance and Risk Committee.

The Board also works with management to develop the Company’s long-term strategy. The Board dedicates one full meeting per year solely to our long-term strategy, in which the Board receives updates from management and discusses the progress made, challenges encountered and future plans to continue implementing our strategic priorities. At each quarterly meeting of the Board, management also provides additional updates on our strategic priorities based on particular focus areas, including our business platforms, culture and organizational health, regulatory and legal risk, operations, and climate change and sustainability.

Our approximately 16,000 associates around the globe are a critical component of our ability to execute on our strategy. Accordingly, the Board continually monitors and assesses our human capital management, principally in the areas of workplace health and safety, employee engagement, compensation and benefits and training, development and ethics. Each year, our associates complete an annual ethics training on our Code of Conduct and participate in “Integrity and Compliance Day” and “Safety Day” to help further emphasize the ongoing training that our associates receive. We also conduct annual employee engagement surveys to solicit feedback and input directly from our associates and, based on the results of our surveys, management and the Board work together to create additional action plans as appropriate.

Board Operations

Board Leadership Structure

We have separated the positions of Chairman of the Board and had an independent Board Chairman since 2005. David E. Roberts currently serves as our independent Chairman. He presides over the meetings of the Board, including executive sessions of the Board where only non-employee directors are present. Among the wide range of other duties as Chairman of the Board, he reviews and approves the agendas for Board meetings, presides over meetings and executive sessions of the Board of Directors, briefs the CEO on issues and concerns arising in the executive sessions of the Board, facilitates communication between the independent directors and management, coordinates periodic Board input and review of management’s strategic plan for the Community, and leads the Board’s review of the succession plan for the CEO and other key executives. He also serves as an alternate member for all Board committees, and strives to attend as many committee meetings as possible. More information the duties of our Non-Executive Chairman can be found on the investor relations portion of our website at https://ir.flowserve.com under the heading “Corporate Governance—Documents & Charters—Role and Responsibilities of Non-Executive Chairman of the Board.”

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We believe that having an independent Chairman separate from the CEO is appropriate for the Company at this time because it places an independent director in a position of leadership on the Board and allows the Chairman to focus on oversight of corporate governance matters, while enabling our CEO to focus on leading the Company and managing the business on a day-to-day basis. We believe this independent leadership and the independent Chairman’s authority to call meetings of the non-employee directors adds value to our shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties and best enables the Board to effectively manage our businesses, risks, opportunities and affairs in the best interests of our shareholders.

We also believe the independent Chairman further enhances independent Board oversight by being responsible for establishing the Board’s annual schedule and collaborating with the CEO on the agendas for all Board meetings. The separation of Chairman and CEO also allows the independent Chairman to provide support and advice to the CEO, reinforcing the reporting relationship and accountability of the CEO to the Board. The independent Chairman also represents the Board in communications with shareholders and other stakeholders of the Company and provides input on the design of the Board. In addition, each of the independent members of the Board actively participate in overseeing management including by actively participating in each Board and Committee meeting held throughout the year.

Risk Oversight

The Board and its Committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board. The Board and its Committees oversee senior management’s policies and procedures in assessing and addressing risk areas that fall within the scope of the Board’s and the Committees’ respective areas of oversight responsibility, as further detailed in the Board Committees section below. The Board and management frequently discuss the long-term strategy of the Company. The Board is regularly informed through Committee reports of each Committee’s activities in overseeing risk management.

Meeting Attendance

Board Meetings

There were nine meetings of the Board during the year ended December 31, 2023. Executive sessions of non-employee directors are normally held at each regular Board meeting and are presided over by our independent Chairman of the Board, or, in the Chairman’s absence, by the Chairman of the CG&N Committee. During the year ended December 31, 2023, each Director nominee attended at least 89% of the total number of meetings of the Board and at least 75% of the total number of meetings of the Board committees on which he or she served while he or she has been a director or committee member.

Shareholder Meetings

Board members are expected to attend the Company’s Annual Meetings of shareholders. 10 out of 11 directors then-serving were in attendance at the Company’s 2023 Annual Meeting.

Communicating with the Board

Shareholders and other interested parties may communicate with the Board or the independent directors as a group directly by writing to: Non-Executive Chairman of the Board, c/o Flowserve’s Corporate Secretary, Flowserve Corporation, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. These communications are reviewed by the Corporate Secretary to determine whether they are appropriate for presentation to the Board or such director. The purpose of this screening is to avoid having the Board consider irrelevant or inappropriate communications (such as advertisements, solicitations, and product inquiries). All relevant communications are then delivered to our Chairman.

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Board Composition

What We Look For in Directors

The identification and evaluation of director candidates begins with the Guidelines, which establish the criteria for Board membership. As a starting point under the Guidelines, all prospective Board members must, for example, adhere to the highest standards of integrity and ethics, exercise diligent and constructive oversight of the Company’s business, risk profile and strategy, demonstrate relevant and successful career experience, display a global business perspective, and possess the time to responsibly perform all director duties and effectively represent the interests of the shareholders. In addition, we believe that Board members should have varied professional expertise in areas relevant to the Company. In this regard, our director nominees bring a wide array of qualifications, skills and attributes to our Board that support its oversight role on behalf of the shareholders. The table on page 16 summarizes the key qualifications and areas of experience that led our Board to nominate these individuals.

The Guidelines further articulate the Board’s firm belief that the Board’s members should also have a diversity of backgrounds, which we view holistically. In evaluating diversity of backgrounds, the Board considers individual qualities and attributes, such as educational background, professional skills, business experience and cultural viewpoint, as well as more categorical diversity metrics, such as race, age, gender and nationality. This consideration is implemented through the selection process for director nominees, and the Board assesses its effectiveness in promoting diversity through an annual self-assessment process that solicits feedback concerning the appropriateness of the Board’s diversity, among other critical performance factors.

The Board also periodically reviews the tenure of each Board member, at least on an annual basis. We strive to maintain an appropriate balance of age and tenure on the Board with a mix of directors who have a long and deep understanding of our business and directors who bring new and fresh skills, perspectives and experience to the Board. In line with this philosophy, since 2019 we have added five new directors to our Board.

Director Recruitment Process

The CG&N Committee considers various potential director candidates who may come to the attention of the CG&N Committee through current Board members, professional search firms, shareholders or other persons. The CG&N Committee generally retains a national executive-recruiting firm to research, screen and contact potential candidates regarding their interest in serving on the Board, although the CG&N Committee may also use less formal recruiting methods. All identified candidates, including shareholder-recommended candidates, are evaluated by the CG&N Committee using the same methods and criteria, although those methods and criteria may vary from time to time depending on the CG&N Committee’s assessment of the Company’s needs and current situation.

Director Evaluation Process

We believe that a robust Board evaluation and feedback process helps to promote the effectiveness of our Board and Committees and encourages our Board members, individually and collectively, to continually improve in their roles and responsibilities. Our Board evaluation process is led by an independent member of the Board, the Chair of the CG&N Committee, who engages independent external advisors each year to assist in compiling the results of the evaluations submitted by the members of the Board and to provide additional perspective on effectively responding to the evaluations and feedback received.

Our annual evaluation process typically begins with a self-assessment in which each independent member of the Board provides a performance rating for a series of questions in several key categories, including the structure, process and resources of the Board, effectiveness of the Committees of the Board, and management of the Company. The self-evaluation concludes with several open-ended questions in order to encourage directors to freely discuss their own performance, priorities for the upcoming year, and any other comments that the director deems important.

The independent directors also complete a peer evaluation of the other independent directors every two to three years (other than the Chairman, who is evaluated separately), which solicits feedback on how each director adds value to the Board and its Committees, what each director could do to increase effectiveness, and any other commentary that is deemed pertinent.

The independent directors also complete a Chairman evaluation to provide feedback on the performance and contributions of the Chairman of the Board every year. The Chairman evaluation asks independent director to rate the Chairman’s performance in a dozen key areas and also provides an opportunity to provide open feedback on the performance of the Chairman of the Board.

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The independent directors also complete an evaluation of our Chief Executive Officer’s performance every year. While our Chief Executive Officer is a member of the Board, his evaluation is focused on his performance as a member of management and not as a member of the Board. These evaluations are utilized in assessing the CEO’s performance and setting his compensation on a yearly basis.

Once the evaluations were complete for 2023, the results were compiled by an independent external advisor, anonymized, and provided to the CG&N Chair, who then discussed the results of the process with the CG&N Committee, and the full Board, at their February meeting and were considered by the CG&N Committee and the Board when setting CEO compensation and engaging in director development, strategy, and governance.

Director Independence

The Guidelines provide that all members of the Board (other than our CEO) should be independent under applicable law and the New York Stock Exchange (“NYSE”) listing standards, as well as under the independence standards further established by the Board within the Guidelines. Upon the recommendation of the CG&N Committee, the Board makes an affirmative determination regarding the independence of each director annually after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations, the NYSE listing standards and the categorical independence standards set forth in the Guidelines, which are consistent with the NYSE listing standards. In doing so, the Board considers relationships involving directors and their immediate family members and relies on information derived from the Company’s records, questionnaires, and other inquiries. In addition to meeting the NYSE standards of independence and the categorical standards set forth in the Guidelines, a director qualifies as “independent” under the Guidelines only if the Board affirmatively determines that the director has no direct or indirect material relationship (whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, excluding their present directorship) with the Company or any of its consolidated subsidiaries, either director, or as a partner, shareholder or officer of an organization that has a relationship with the Company.

Based on its review, the Board has determined that each of David E. Roberts, Sujeet Chand, Ruby R. Chandy, Gayla J. Delly, John L. Garrison, Cheryl H. Johnson, Michael C. McMurray, Thomas B. Okray, Kenneth I. Siegel, and Carlyn R. Taylor (all of our current directors other than R. Scott Rowe, who is not independent because of his employment as the Company’s President and Chief Executive Officer) meet the independence standards set forth in the NYSE listing standards and the categorical standards set forth in the Guidelines. In addition, the Board previously determined that John R. Friedery, who served as a director until December 8, 2023, met the independence standards set forth in the NYSE listing standards and the categorical standards set forth in the Guidelines during the time he served on the Board.

Our independence standards are included in the Guidelines, which are available on the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

How Shareholders Can Recommend a Candidate

A shareholder desiring to recommend a candidate for election to the Board should submit a written notice that includes the information required by the Company’s By-Laws, including the candidate’s name and qualifications, to our Corporate Secretary, who will refer the recommendation to the CG&N Committee. The CG&N Committee may require any shareholder-recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of such recommended candidate or to assist in evaluating the recommended candidate, including a Director and Officer Questionnaire.

Under the proxy access provisions of our By-Laws, eligible shareholders and/or shareholder groups also are permitted to include shareholder-nominated director candidates in our proxy materials. Additional details about the requirements for including shareholder-nominated director candidates in our proxy materials are set forth under “General Voting and Meeting Information—Shareholder Proposals and Nominations” below.

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Board Committees

The Board maintains an Audit Committee, a Technology, Risk and Finance Committee (“TR&F Committee”), a Corporate Governance and Nominating Committee, and an Organization and Compensation Committee (“O&C Committee”). Only independent directors are eligible to serve on Board committees. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities and is governed by a written charter, which is available on the investor relations portion of the Company’s website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption.

Audit Committee	Primary Oversight Responsibilities
Committee Chair(1)(2) : Thomas B. Okray(3) Members(4): Sujeet Chand(3) Kenneth I. Siegel(3) Carlyn R. Taylor(3) 7 Meetings in 2023

•

Oversee financial reporting process, including the integrity of Company financial statements and compliance with legal and regulatory requirements

•

Oversee financial performance and reporting, the Company’s independent auditor and internal audit function, and regulatory activities

•  Oversee the Company’s integrity and compliance program

•

Review and discuss the process of Board and Board committees oversight of senior management’s risk management responsibilities

•  Appoint independent auditor

•  Prepares Audit Committee report for this proxy statement

The Board has determined that all members of the Audit Committee meet the applicable independence standards under the U.S Securities and Exchange Commission (the “SEC”) rules and NYSE listing standards, and that all members are financially literate within the meaning of the NYSE listing standards.

(1)	Mr. McMurray served as chair of the Audit Committee until May 26, 2023.
(2)	Mr. Okray was appointed as chair of the Audit Committee effective as of May 26, 2023.
(3)	The Board has determined that each of Mr. Okray, Mr. Chand, Mr. Siegel and Ms. Taylor qualify as an audit committee financial expert under the SEC rules.
(4)	Mr. McMurray served on the Audit Committee until May 26, 2023 and the Board determined that he qualified as an audit committee financial expert under the SEC rules.

Technology, Risk & Finance Committee	Primary Oversight Responsibilities
Committee Chair(1)(2): Michael C. McMurray Members(3): Sujeet Chand Cheryl H. Johnson(4) Kenneth I. Siegel Carlyn R. Taylor 4 Meetings in 2023

•

Oversee the Company’s technology, innovation and intellectual property strategy, goals and priorities

•  Review the Company’s enterprise risk management, including emerging risks

•

Advise the Board on all corporate financing and related treasury matters including financial plans, liquidity, credit, key financial risks, treasury risk, and related matters

•

Review effectiveness of the Company’s IT infrastructure and cybersecurity programs and its practices for identifying and mitigating technology risks with the Chief Information Officer

The Board has determined that all members of the TR&F Committee meet the independence standards under the NYSE listing standards. This committee was renamed from the Finance & Risk Committee to the Technology, Risk & Finance Committee effective February 8, 2024.

(1)	Ms. Chandy served as chair of the TR&F Committee until May 26, 2023.
(2)	Mr. McMurray was appointed as chair of the TR&F Committee effective as of May 26, 2023.
(3)	Ms. Chandy served on the TR&F Committee until May 26, 2023.
(4)	Ms. Johnson joined the TR&F Committee upon her appointment to the Board effective as of December 8, 2023.

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Corporate Governance & Nominating Committee	Primary Oversight Responsibilities
Committee Chair: Gayla J. Delly Members(1): Ruby R. Chandy John L. Garrison Thomas B. Okray(2) 4 Meetings in 2023

•   Recommend to the Board nominees for Chairman of the Board, President and Chief Executive Officer

•   Determine Board organization

•   Review director compensation recommendations for consideration by the Board

•   Review and recommend director nominees

•   Manage risks associated with Board independence and potential conflicts of interest

•

Establish corporate governance principles and procedures, including overseeing the Company’s Code of Conduct

•   Prepare effective CEO and Board succession planning

•   Evaluate CEO performance

•   Oversee Board and committee self-assessment process

•   Oversight of ESG Program, including related policies, activities and opportunities

The Board has determined that all members of the CG&N Committee meet the independence standards under the NYSE listing standards.

(1)	John R. Friedery served on the CG&N Committee until December 8, 2023.
(2)	Mr. Okray joined the CG&N Committee effective as of May 26, 2023.

Organization & Compensation Committee	Primary Oversight Responsibilities
Committee Chair: John L. Garrison Members(1): Ruby R. Chandy(2) Gayla J. Delly Cheryl H. Johnson(3) Michael C. McMurray 4 Meetings in 2023

•   Set compensation philosophy

•   Oversee risk management related to executive compensation plans and succession planning

•   Prepare the Compensation Committee Report included in this proxy statement

•   Approve executive officer compensation including incentives and other benefits

•

Retain and evaluate the advice of the independent compensation consultant, F.W. Cook, in adherence to the philosophies and principles stated under “Executive Compensation—Compensation Discussion and Analysis”

•

Review the Company’s processes to recruit, retain, and develop senior management, including its executive personnel appraisal, development, and selection processes, with a focus on the Company’s commitment to diversity

The Board has determined that all members of the O&C Committee meet the applicable independence standards under the SEC rules and NYSE listing standards.

(1)	John R. Friedery served on the O&C Committee until December 8, 2023.
(2)	Ms. Chandy joined the O&C Committee effective as of May 26, 2023.
(3)	Ms. Johnson joined the O&C Committee upon her appointment to the Board effective as of December 8, 2023.

2024 PROXY STATEMENT	28

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Oversight of the Executive Compensation Program

Our executive compensation program is administered by the O&C Committee. Consistent with the NYSE corporate governance listing standards, the O&C Committee is composed entirely of independent, non-employee members of the Board. In addition, the Non-Executive Chairman of the Board generally attends the meetings of the O&C Committee.

As reflected in its charter, the O&C Committee has overall responsibility for setting the compensation for our CEO, which is approved by the full Board, and for approving the compensation of our other executive officers, including the other Named Executive Officers. The O&C Committee is also charged with the development and retention of management.

The O&C Committee is also responsible for reviewing the management succession plan and for recommending changes in director compensation to the CG&N Committee and to the Board. On matters pertaining to director compensation, the O&C Committee also receives data and advice from F.W. Cook. The O&C Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The O&C Committee also prepares and issues the Organization and Compensation Committee Report included in this proxy statement.

The O&C Committee’s process of reviewing the executive compensation program and setting compensation levels for our Named Executive Officers involves several components. During the first quarter of each year, the O&C Committee reviews each Named Executive Officer’s total compensation. The O&C Committee members also meet regularly with the Named Executive Officers at various times during the year, both formally within Board meetings and informally outside of Board meetings, which allows the O&C Committee to assess directly each Named Executive Officer’s performance. The O&C Committee also solicits input from all non-employee members of the Board as to the CEO’s performance during the year.

The O&C Committee generally considers the results of the CG&N Committee’s process for reviewing the CEO’s performance with all independent Board members. The CG&N Committee’s process includes the independent Board members individually and collectively presenting their assessment of the CEO’s performance, as well as the CEO presenting his self-assessment of his performance. The O&C Committee uses these results when determining the CEO’s recommended compensation, which is subject to the independent Board members’ approval.

In addition, the CEO annually presents an evaluation of each other Named Executive Officer’s performance to the O&C Committee, which includes a review of each officer’s contributions over the past year, and the officer’s strengths, weaknesses, development plans and succession potential. The CEO also presents compensation recommendations for each other Named Executive Officer for the O&C Committee’s consideration. Following this presentation and a benchmarking review for pay, the O&C Committee makes its own assessments and formulates compensation amounts for each Named Executive Officer with respect to each of the elements in the Company’s executive compensation program as described below.

Independent Compensation Consultant

The O&C Committee has the authority to retain outside advisors as it deems appropriate. The O&C Committee has engaged F.W. Cook as its independent compensation consultant to provide advice and information. F.W. Cook attends all regularly scheduled O&C Committee meetings and has assisted and advised the O&C Committee on all aspects of our executive and director compensation programs, and they provide no other services to the Company. The services they provide include:

•	providing and analyzing competitive market compensation data;
•	analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate;
•	analyzing the appropriateness of the performance peer group (PPG) and compensation peer group (CPG); and
•	evaluating how well our compensation programs adhere to the philosophies and principles stated below under “Compensation Discussion & Analysis—Compensation Program Philosophy and Principles.”

2024 PROXY STATEMENT	29

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Director Compensation

2023 Director Compensation Program

Program Overview

Our director compensation program is established by the Board after review of data prepared by the O&C Committee’s independent compensation consultant regarding competitive director compensation levels for peer companies and the Company’s CPG, which is discussed under “Compensation Discussion & Analysis—The Decision-Making Process—Our 2023 Compensation Peer Group.” In 2023, our non-employee director compensation program consisted of the following, which was unchanged from 2022:

Component	Annual Amounts ($)	Form of Payment
Retainer	$85,000	Cash
Non-Executive Chairman retainer	$125,000	Cash
Committee service fee (per committee)	$7,500	Cash
Committee Chairman fee
Audit Committee	$20,000	Cash
O&C Committee	$15,000	Cash
TR&F Committee	$10,000	Cash
CG&N Committee	$10,000	Cash
Equity grant target value	$150,000	Restricted Shares

Additionally, non-employee directors are also eligible to receive special additional compensation when performing certain special services. The Board has set a compensatory rate of $3,500 per day for such services, though no compensation was paid for this purpose in 2023.

Compensation Deferral

Directors may elect to defer all or a portion of their annual cash and equity compensation. The annual cash compensation may be deferred in the form of cash or in phantom shares, which reflect an equivalent value of Company common stock. Compensation deferred in the form of cash accrues interest at rates that do not exceed market rates or constitute preferential earnings. If a director elects to defer cash compensation in the form of phantom shares, the director receives a 15% premium on the amount deferred.

Equity Compensation

The equity portion of non-employee director compensation is granted on the date of the Annual Meeting of shareholders in the form of restricted stock. The restricted shares have voting rights and fully vest after the earliest of one year from the date of grant, the termination of the director’s service due to death or disability, or a change in control. New non-employee directors receive a pro-rated grant of restricted stock at the time they join the Board. The pro-rated grant of restricted shares fully vests after the earliest of one year from the date of grants to the other incumbent non-employee directors, the termination of the director’s service due to death or disability, or a change in control.

Stock Ownership Guidelines

Under our stock ownership guidelines, all non-employee directors must own shares of Company common stock with a value of at least five times his or her annual cash retainer (currently $425,000) by his or her fifth anniversary of Board service. If the stock ownership requirement is not met, the director will receive all future Board compensation in the form of Company common stock until the requirement is satisfied. For 2023, all non-employee directors met their stock ownership requirements.	5× Annual Cash Retainer

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The following table sets forth our non-employee director compensation for 2023. Mr. Rowe did not receive any compensation for his service as a director. His compensation is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)		Total ($)
Sujeet Chand	100,000		149,977		249,977
Ruby R. Chandy	107,131	(3)(9)	149,977		257,108
Gayla J. Delly	110,000		149,977		259,977
John R. Friedery	93,478	(4)	149,977		243,455
John L. Garrison	115,000		149,977		264,977
Cheryl H. Johnson	6,521	(5)	62,500	(8)	69,021
Michael C. McMurray	114,011	(6)	149,977		263,988
Thomas B. Okray	83,791	(7)	149,977		233,768
David E. Roberts	225,000		149,977		374,977
Kenneth I. Siegel	115,000	(9)	149,977		264,977
Carlyn R. Taylor	115,000	(9)	149,977		264,997

(1)	Eligible directors received an annual equity grant of 4,453 shares of restricted common stock on May 25, 2023, the date of the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, “Compensation —Stock Compensation”, and are calculated using a price per share of $33.68, the closing market price of the Company’s common stock as reported by the NYSE on the date of grant. Assumptions used in the valuations are discussed in Note 7 to the Company’s audited consolidated financial statements for the year ended December 31, 2023, in the Annual Report on Form 10-K filed on February 20, 2024.
(2)	The non-employee directors elected at the 2023 Annual Meeting each had 4,453 shares of restricted common stock outstanding at December 31, 2023; all other shares held are vested. Ms. Johnson was appointed to the Board effective as of December 8, 2023, and had 1,623 shares of restricted common stock outstanding as of December 31, 2023.
(3)	Ms. Chandy was chair of the TR&F Committee until our 2023 Annual Meeting on May 25, 2023 and was therefore paid the full committee chair fee for the first quarter of 2023 and a pro-rated amount for the second quarter of 2023.
(4)	Mr. Friedery served as a director until his retirement on December 8, 2023, and was paid a pro-rated portion of the $100,000 cash retainer for his services.
(5)	Ms. Johnson was appointed to the Board effective as of December 8, 2023 and received a pro-rated portion of the $100,000 cash retainer for her services.
(6)	Mr. McMurray was appointed as chair of the TR&F Committee effective at our 2023 Annual Meeting on May 25, 2023 and was therefore paid a pro-rated amount for the committee chair fee for the second quarter and full fee for the third and fourth quarters of 2023.
(7)	Mr. Okray was appointed to the Board effective as of April 12, 2023 and received a pro-rated equity portion of the $100,000 cash retainer for his services. Mr. Okray was appointed as chair of the Audit Committee effective at our 2023 Annual Meeting on May 25, 2023 and was therefore paid a pro-rated amount for the committee chair fee for the second quarter and full fee for the third and fourth quarters of 2023.
(8)	Ms. Johnson was appointed to the Board effective as of December 8, 2023 and received a pro-rated equity grant with a target grant value of $62,500.00. The grant date fair value of the award was calculated using a price per share of $38.52, the closing market price of the Company’s common stock on the date of grant as reported by the NYSE. The grant will vest on May 25, 2024.
(9)	Amount reported includes a 15% premium to actual fees due to the director’s election to defer all or a portion of cash retainer payments in the form of phantom shares under the Company’s director stock deferral plan.

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EXECUTIVE OFFICERS

R. Scott Rowe

President, CEO and Director since: April 2017 Age: 53

•    Flowserve Corporation | President, Chief Executive Officer, Director (2017 – Present)

•    Cameron Group of Schlumberger Ltd, an oilfield services company | President (2016 – 2017)

•    Cameron International Corporation, an oilfield services company | President, Chief Executive Officer (2015 – 2016)

•    Cameron International Corporation | President, Chief Operating Officer (2014 – 2015)

•    OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer (2014 – 2014)

•    Subsea Systems, a division of Cameron | President (2012 – 2014)

•    Cameron International Corporation | President of the Engineered and Process Valves division (2010 – 2012)

•    United States Army | Captain (O3) (1993 —1998)

Lamar L. Duhon

President, FPD since: February 2023 Age: 53

•    Flowserve Corporation | President, Flowserve Pumps Division (2023 – Present)

•    Flowserve Corporation | President, Aftermarket Services & Solutions (2022 – 2023)

•    Halliburton Company, an energy products and service provider | Vice President, Sperry Drilling (2016 – 2021)

•    Halliburton Company | Vice President, Cementing (2015 – 2016)

•    Halliburton Company | Vice President, Shell Global Account (2013 – 2015)

•    Halliburton Company | Vice President, Business Development – Asia Pacific (2012 – 2013)

•    Halliburton Company | Regional Sales Manager, Gulf of Mexico (2010 – 2012)

•    Baker Hughes, Inc., a multinational oilfield services company | Various leadership roles of increasing responsibility (1995 – 2010)

•    United States Marine Corps | Sergeant (E-5) (1988 – 1994)

Susan C. Hudson

SVP, CLO since: May 2022 Age: 47

•    Flowserve Corporation | Senior Vice President, Chief Legal Officer and Corporate Secretary  (2022 – Present)

•    Flowserve Corporation | Vice President, Associate General Counsel and Chief Compliance Officer (2020 – 2022)

•    Flowserve Corporation | Director, Global Employment Law and Corporate Functions (2017 – 2020)

•    Flowserve Corporation | Attorney, Global Labor and Employment Law (2016 – 2017)

•    Pier 1 Imports, Inc., a merchandise retail company | Senior Corporate Counsel (2012 – 2016)

•    Pier 1 Imports, Inc. | Corporate Counsel (2007 – 2012)

Amy B. Schwetz

SVP, CFO since: February 2020 Age: 49

•    Flowserve Corporation | Senior Vice President and Chief Financial Officer (2020 – Present)

•

Peabody Energy, a global pure-play coal company serving power and steel customers | Executive Vice President and Chief Financial Officer (2015 – 2020). Peabody filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2016.

•    Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Australia (2013 – 2015)

•    Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Americas (2012 – 2013)

•    Peabody Energy, Inc. | Vice President, Investor Relations (2011 – 2012)

•    Peabody Energy, Inc. | Vice President, Capital and Financial Planning (2009 – 2011)

•    Peabody Energy, Inc. | Various senior leadership roles (2005 – 2009)

•    Ernst & Young LLP, a global accounting firm | Audit Manager (1997 – 2005)

2024 PROXY STATEMENT	32

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Scott K. Vopni

VP, CAO since: June 2020 Age: 55

•    Flowserve Corporation | Vice President, Chief Accounting Officer (2020 – Present)

•

Dean Foods Co., a food and beverage company | Senior Vice President – Finance, Chief Accounting Officer (2010 – 2019). Dean Foods filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in November 2019.

•    Dean Foods Co. | Interim Chief Financial Officer (2017 – 2018)

•    Dean Foods Co. | Senior Vice President – Finance (2016 – 2017)

•    Dean Foods Co. | Senior Vice President – Investor Relations (2015)

•    Dean Foods Co. | Vice President – Controller (2008 – 2010)

Kirk R. Wilson

President, FCD since: July 2019 Age: 57

•    Flowserve Corporation | President, Flow Control Division (2019 – Present)

•    Flowserve Corporation | President, Aftermarket Services & Solutions (2015 – 2019)

•    Flowserve Corporation | President, Services & Solutions Operations (2012 – 2015)

•    Flowserve Corporation | Vice President and General Manager, Integrated Solutions Group (2008 – 2011)

•    Flowserve Corporation | Vice President, Marketing for Pump Division (2004 – 2008)

2024 PROXY STATEMENT	33

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion & Analysis describes the decisions made concerning the 2023 compensation of the Company’s Named Executive Officers or “NEOs”, as shown below. It also describes our executive compensation guiding principles and other attributes related to executive compensation governance policies.

Contents

Executive Summary	Page 35
Compensation Program Philosophy and Principles	Page 38
2023 Executive Compensation Decisions	Page 42
Compensation Governance Policies	Page 55
Summary Compensation Table	Page 57

2023 Named Executive Officers

During 2023, our NEOs were:

2023 Named Executive Officers

R. Scott Rowe President & Chief Executive Officer (“CEO”)	Amy Schwetz Senior Vice President, Chief Financial Officer (“CFO”)	Lamar Duhon President, Flowserve Pumps Division(1)	Kirk Wilson President, Flowserve Flow Control Division	Susan Hudson Senior Vice President, Chief Legal Officer and Corporate Secretary (“CLO”)

(1)	Mr. Duhon assumed the role of President, Flowserve Pumps in February 2023. He previously held the role of President, After Market Sales and Service (“AMSS”).

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Executive Summary

Our Company

We are a world leading manufacturer and aftermarket service provider of comprehensive flow control systems. Operating in more than 50 countries, our product portfolio of pumps, valves, seals, automation and aftermarket services supports global infrastructure industries and delivers fluid motion solutions for the world’s toughest, most critical operations. Through our manufacturing platform and global network of quick response centers, we also offer a broad array of aftermarket equipment services, such as installation, advanced diagnostics, repair and retrofitting.

2023 Financial and Business Highlights

In 2023, we delivered strong year-over-year revenue and earnings growth that far exceeded our original expectations, due to significantly improved operational execution. Our 3D Strategy, as well as supportive demand from traditional markets, drove another year of solid bookings. As a result, we have built a near-record backlog, and expect another year of revenue and earnings growth in 2024.

In addition to our significant 3D Strategy progress, we also launched a new operating model in 2023 that delivered margin expansion through improved speed and accountability in our operations combined with a lower cost structure. We also built on our commitment to invest in innovation and technology to further position Flowserve as a value-added solutions provider for our customers.

With these strong customer relationships and an industry leading product portfolio, we are extremely well positioned to support our customers’ sustainability and decarbonization efforts as we live our Purpose to create extraordinary flow control solutions to make the world better for everyone, and to drive long-term value for you, our shareholders.

2023 Financial Performance At-A-Glance

$4.3B Revenue 19.5% Year-Over-Year Growth	$412M Adjusted Operating Income(1) 84% Year-Over-Year Growth	$4.3B Customer Bookings Supported by our 3D Growth Strategy

12.6% Return On Invested Capital (ROIC)	37% 1-Year Total Shareholder Return	$105M Capital Returned To Shareholders via Dividend

(1)	Non-GAAP financial measure; see Annex I to this Proxy Statement for a reconciliation of such measure against the most directly comparable GAAP financial measure.

2023 Incentive Program Enhancements

Updated compensation program features promote alignment with shareholders and support our strategic priorities

Annual Incentive Plan

•	Simplified our 2023 AIP design to prioritize metrics aligned with our foundational pillars of execution, growth and efficiency:
•	Adjusted Operating Income (50% weighting) to incentivize strong execution;
•	Customer Bookings(2) (30% weighting) to incentivize growth; and
•	Adjusted Primary Working Capital as a % of Sales (20% weighting) to incentivize efficiency.

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•	Retained our strategic goals AIP payout modifier of +/-15% for members of the executive leadership team to incentivize continued progress against ESG and growth initiatives aligned with our business strategy.

Long-Term Incentive Plan

•	Introduced a cap on the +/- 15% relative TSR modifier starting with 2023 PSU awards that provides no positive payout adjustment if our three-year absolute TSR is negative, regardless of our relative performance.
•	Updated the performance period for our FCF PSU awards, from a single 3-year performance period to an average of three 1-year performance cycles, which will support the rigor of the program in a volatile end markets environment.

Other Compensation Elements

•	Adopted a new Dodd-Frank-compliant clawback policy and expanded our existing clawback policy to authorize recoupment of incentive compensation in the event of misconduct outside the context of a financial restatement.
(2)	This metric represents Total Customer Bookings for 2023 and incorporates “3D” products and services to continue to incentivize customer bookings in these strategic areas that are critical to our growth.

Incentive program payouts are aligned with strong financial performance results and robust total shareholder returns achieved in 2023.

•	Our annual incentive program paid out above target for 2023 compared to below target payouts in each of the two prior fiscal years. The 2023 payout was aligned with our robust shareholder return for the year and reflected strong operating income and adjusted primary working capital performance results and slightly below-target total customer bookings.

2023 Annual Incentive Plan Payout

(1)	Adjusted Primary Working Capital (PWC) as % of sales incentivizes efficiency; lower percentage values are indicative of a greater performance achievement level

Annual Incentive Payout: 162% of Target Strategic Goals Modifier: 1.1x for all NEOs Final Annual Incentive Payout: 178% of Target

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•	PSUs associated with the 2021-2023 performance period paid out significantly below target. This was driven by below-threshold free cash flow as a percentage of adjusted net income performance over the three-year performance period.

•	Realized pay for our executives is directionally aligned with our shareholders’ experience. Our CEO’s average realizable pay for 2021-2023 was 3% above the average target value for this period while our total shareholder return was up 20%.

(1)	“Target Pay” includes base salary, target annual incentive opportunity and grant date fair value of equity awards.
(2)	“Realizable Pay” includes actual base salary, actual bonuses paid, and the value of outstanding RSU and PSUs based on our December 31, 2023, share price, with 2021 PSUs shown at actual payout and 2022 and 2023 PSUs shown at target.

Say-on-Pay and Shareholder Outreach

After significant shareholder outreach and corresponding enhancements to our compensation program in 2022, we received over 93% shareholder support for our say-on-pay proposal at our 2023 Annual Meeting. The O&C Committee strongly values the opinions of our shareholders as expressed in the say-on-pay vote and believes that our strong support levels in 2023 demonstrate a strong alignment of our compensation program with our shareholders’ interests. No changes to the compensation program resulted from the 2023 say-on-pay vote results.

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Good Governance and Compensation Practices Aligned with Shareholder Interests

Our executive compensation policies and governance practices support our pay-for-performance philosophy, align our executives’ interests with those of our shareholders, and reflect best practices without encouraging unnecessary risk taking.

What We Do

   Target the market median for target total compensation, with payouts above or below market based on performance outcomes

   Balance compensation programs and cap incentive plan payouts

   Maintain comprehensive clawback policies that cover financial restatements and misconduct and apply to cash and both time- and performance-based equity incentive compensation

   Provide a meaningful percentage of long-term incentives in the form of performance-based compensation

   Maintain robust stock ownership requirements

   Fully disclose incentive plan targets and results

   O&C Committee engages an independent compensation consultant

   Change in control severance plan payments only made in event of a “double-trigger” when executive’s employment is terminated

What We Don’t Do

✘	No officer or director hedging or pledging of stock

✘	No excise tax or income tax gross ups for Executive Officers

✘	No employment agreements with Executive Officers

✘	No excessive perquisites

✘	No stock option repricing without shareholder approval

✘	No dividend payments on unvested awards

Our Guiding Principles

Executive Compensation Philosophy

Our philosophy is designed to achieve the following objectives:

ATTRACT AND RETAIN	Attract and retain high-quality leaders with a passion for driving high performance as well as our Purpose, Values and Behaviors
REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy
PROVIDE COMPETITIVE AND MARKET-BASED COMPENSATION	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median
ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking
ALIGN PAY WITH SHAREHOLDERS	Ensure a majority of total compensation is tied to performance and/or stock price and thus, is aligned with shareholder interests

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Components of Executive Compensation

Component	Objective	Key Features	Performance-Based Aspects
Base Salary	Provide a regular fixed income in recognition of job responsibilities	• Paid in cash • Reviewed annually for adjustments	• Individual performance is a key driver of any adjustments approved by the O&C Committee
Short-Term Incentive (AIP)	Motivates executives to achieve/exceed annual Company goals that ultimately drive long-term shareholder value	• Paid in cash • Target award determined as a % of base salary • Payout range is 0% to 200% of target award • Strategic goals payout modifier may increase or decrease payout by +/-15%	• Payout is fully at risk • Financial and operational performance metrics • Focus on strategic goals • Any earned payout is subject to review and approval by the O&C Committee
Long-Term Incentive (LTI)	Encourage executives to increase shareholder value over a long-term time horizon and retain executives over vesting period	• Target value of awards determined as a % of base salary	• Value of all LTI awards varies with changes in share price
RSUs: Restricted Stock Units	RSUs 3-year vesting period	• Settled in stock • Vests ratably	• Focus on stock price and shareholder returns
PSUs: Performance Stock Units rTSR: relative Total Shareholder Return	PSUs 3-year performance period

•    Settled in stock

•    Payout range is 0%to 200% of units granted

•    Payout modifier  may increase or  decrease the  payout by +/-15%  based on rTSR  performance, with no positive modifier if absolute TSR is negative

•    Payout is fully at risk

•    Underlying payouts driven by financial performance with the final payout adjusted based on rTSR

•    Focus on stock price and shareholder returns

•    Any earned payout is subject to review and approval by the O&C Committee

2024 PROXY STATEMENT	39

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Compensation Mix

Our executive compensation program emphasizes performance-based compensation. As shown below, most of our 2023 total target executive compensation was delivered in the form of short- and long-term incentives for which payouts are at risk.

*	At risk compensation is comprised of the target value of all incentive and stock-based awards, as their value is dependent on performance against our financial and strategic objectives and our stock price.

The Decision-Making Process

The O&C Committee oversees our executive compensation program working closely with its independent consultant to evaluate the effectiveness of our compensation program. The O&C Committee’s charter, which documents its authority and responsibilities, is available on the investor relations portion of the Company’s website at ir.flowserve.com under the “Corporate Governance-Documents and Charters” caption.

The Role of the O&C Committee

The O&C Committee is responsible for determining the compensation of our Executive Officers and designing our executive compensation program. Determining compensation for our Executive Officers includes, among other things, determining each component of executive compensation and any related performance metrics, goals, attainment and payouts as described above in “Components of Executive Compensation.” The O&C Committee also reviews Mr. Rowe’s individual performance, including feedback solicited directly from the Board, and holds executive sessions without Mr. Rowe present to discuss Mr. Rowe’s performance and establish Mr. Rowe’s compensation.

The Role of the CEO

Each year, Mr. Rowe presents compensation recommendations to the O&C Committee regarding the target compensation opportunities for each Executive Officer other than himself. Mr. Rowe makes his recommendations based upon an assessment of each executive’s performance, the performance of the executive’s business unit or function, pay relative to the competitive market, tenure, and his assessment of the retention risk for each executive. The O&C Committee annually reviews Mr. Rowe’s recommendations for the other executives when establishing their compensation levels.

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The Role of the Independent Compensation Consultant

The O&C Committee has retained F.W. Cook as its independent compensation consultant to provide advice regarding executive compensation matters. F.W. Cook generally provides:

•	Input on the design of our executive compensation program, evolving market practices and the competitiveness of our program;
•	Market data; and
•	Input on proposed compensation decisions.

F.W. Cook attends all regularly scheduled O&C Committee meetings and calls. The O&C Committee assessed F.W. Cook’s independence under the factors set forth in the SEC’s rules and concluded that F.W. Cook was independent and that the consultant’s work in 2023 did not raise any conflicts of interest.

Competitive Positioning and Our Compensation Peer Group (“CPG”)

Annually, the O&C Committee reviews the base salaries, target bonuses, and the grant date value of long-term incentive awards for each of our Executive Officers as compared to those same data elements for similar positions among our CPG, in addition to the other factors described in this Compensation Discussion & Analysis. The market data reviewed by the O&C Committee includes publicly available financial and compensation information reported by the CPG companies and general industry survey data, which for 2023 compensation decisions was provided by Willis Towers Watson (WTW).

The O&C Committee reviews the CPG and survey data to determine the median market compensation level for each executive’s position and then considers this as one factor when setting each executive’s target compensation for the year. Median compensation is used as a reference point for pay recommendations. Target pay varies from the median based on the executive’s industry experience; experience and performance in his or her role and at the Company; value of the role to the Company; internal pay parity among our executives; and any other factors the O&C Committee deems relevant. The CPG is also used more generally when the O&C Committee reviews our compensation program design, including the types of compensation awarded and the terms and conditions of compensation components.

Our 2023 Compensation Peer Group

The O&C Committee conducts an annual review of the CPG to determine if any changes are appropriate. In choosing our peers, the O&C Committee involves management and uses research and advice from its independent compensation consultant. The O&C Committee generally seeks to include companies in similar industries, with applicable revenue and market cap scope, with similar business characteristics (such as margins and asset intensity) and adequate disclosure of executive compensation practices to help ensure no pay anomalies exist which are inconsistent with Flowserve’s pay practices. To better reflect Flowserve’s size and scope, for 2023, the O&C Committee removed two companies, Enovis Corporation (formerly Colfax Corporation) and Rockwell Automation, Inc., and added two companies, ITT Inc. and Kennametal Inc.

2023 COMPENSATION PEER GROUP (CPG)

Ametek, Inc. Crane Company Donaldson Company, Inc. Dover Corporation Fortive Corporation IDEX Corporation ITT Inc. Kennametal Inc. Lincoln Electric Holdings, Inc	Nordson Corporation Pentair plc Regal Rexnord Corporation Snap-on Incorporated Terex Corporation Trinity Industries, Inc. Westinghouse Air Brake Technologies Corporation Woodward, Inc. Xylem Inc.

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2023 Executive Compensation Decisions

Changes to Total Target Compensation for 2023

After reviewing Company performance, the positioning of each executive versus the market data provided by F.W. Cook, the performance of each executive over the prior year, and any recent changes to the executive’s compensation, the O&C Committee approved the following total target compensation levels and pay components for each NEO for 2023. Following these adjustments, the executive team’s total target compensation continued to be positioned near the median of the market data provided by F.W. Cook. With a majority of compensation performance-based, should the Company fail to meet performance objectives, realized executive compensation could be significantly below the target compensation level.

Name/Title	Annual Base Salary (as of 12/31/23)	2023 AIP Target as a % of Salary	2023 LTI Target Grant Value	2023 Total Target Compensation	% Increase in Total Target Compensation
R. Scott Rowe, CEO	$1,200,000	125%	$5,850,000	$8,550,000	1.2%
Amy Schwetz, CFO	$746,000	80%	$1,800,000	$3,142,800	7.8%
Lamar Duhon, President FLS Pumps Division	$575,000	70%	$800,000	$1,777,500	52.6%
Kirk Wilson, President FLS Flow Control Division	$464,000	65%	$650,000	$1,415,600	7.8%
Susan Hudson, CLO	$424,000	65%	$650,000	$1,349,600	7.1%

Rationale for Total Target Compensation Increases

Name	Compensation Adjustments	Rationale for Increase
Mr. Rowe	Increased target LTI by 1.7%	Market adjustment and strong individual performance
Ms. Schwetz	Increased base salary by 6.1% and target LTI by 9.1%	Market adjustment and strong individual performance
Mr. Duhon	Increased base salary by 43.8%, target bonus percentage by 10 percentage points, and target LTI by 52.4%	Reflects the added responsibility of leading the previously stand-alone Pumps division in addition to the AMSS organization in connection with the Company’s early 2023 reorganization
Mr. Wilson	Increased base salary by 4.1%, target bonus percentage by 5 percentage points, and target LTI by 8.3%	Market adjustment and strong individual performance
Ms. Hudson	Increased base salary by 6% and target LTI by 8.3%	Market adjustment and strong individual performance

Annual Incentive Plan

Our annual incentive plan is designed to incentivize performance on key annual financial and strategic priorities that are critical to our long-term success. Under this short-term incentive program, the O&C Committee establishes a target incentive award for each executive as a percentage of salary, performance metrics for the year and target performance levels for each metric.

2023 Award Structure

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Quantitative Performance Metrics

Working with its independent compensation consultant and management, the O&C Committee selects performance metrics that support key strategies to drive sustainable and profitable growth. We simplified our 2023 AIP design to prioritize metrics aligned with our foundational pillars of execution, growth and efficiency.

Performance Metric	Relevance	Weightings
Adjusted Operating Income(1)	Key financial measure that incentivizes margin expansion	50%
Customer Bookings	Leading financial indicator of growth	30%
Adjusted Primary Working Capital (PWC) as a % of Sales(2)	Key financial measure that promotes focus on efficient use of capital	20%
(1)	Adjusted Operating Income is determined by adjusting Operating Income as the Company does in our annual earnings release and then further adjusting such result for the difference between actual and target AIP expense. See Annex I: Reconciliation of Reported Results to Non-GAAP Financial Measures.
(2)	PWC is defined as accounts receivable, net plus inventories, less accounts payable. Adjusted PWC is defined as PWC plus contract assets, less contract liabilities and other current liabilities associated with revenue contracts with customers. Adjusted PWC as a% of Sales represents the full year four-quarter average Adjusted PWC as a percentage of total year-to-date sales.

Strategic Goals Payout Modifier

In 2023, the O&C Committee retained the strategic payout modifier for Mr. Rowe and his direct reports, including each of the NEOs, to incentivize progress in key strategic areas that are pivotal for the Company’s long-term growth and transformation strategy, while retaining focus on our fundamental quantitative financial and operational goals. The modifier allows for adjustment of otherwise earned payouts by up to +/- 15% based on accomplishments relative to key objectives in each of the strategic categories shown on page 45. The O&C Committee reviews performance results against the preset strategic objectives to determine the appropriate payout modifier of up to +/- 15%.

Quantitative Performance Metrics Targets & Results

Below is an overview of our performance against the 2023 financial and operational performance metrics. All targets were set in line with our internal business plans and external market guidance and required the same or greater level of effort as in prior years to achieve target performance. Targets represented growth over 2022 actual results except for Bookings, for which the target was set only 2% below 2022 actual. The target was set in this manner to account for large project work in the Pumps division that was awarded in 2022 and did not repeat in 2023.

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Strategic Goals Payout Modifier

Below are the Company’s 2023 strategic goal categories, key objectives and accomplishments:

ESG

Key objectives:

•  Progress high-priority ESG roadmap goals

•  Drive new ESG vision and strategic pillars internally and externally

•  Implement a software solution to track goals and accomplishments (including for future SEC reporting)

Progress against objectives:

•  Reached 100% of our 2030 carbon emissions reduction goal by the end of 2023

•  Refined ESG roadmap targets to better align with 3D Strategy

•  Maintained ESG ratings in middle/top quartile among industrial peer group; named one of America’s Greenest Companies and America’s Most Responsible Companies by Newsweek

•  Progress made driving new ESG vision and strategic pillars: Aligned flowserve.com ESG content with 3D Strategy, published 2023 ESG Report, and ESG presentation to investor community at Investor Day

•  Implemented Cority ESG software, which enables consistent CO2 emissions tracking across all Flowserve manufacturing sites

•  Within our cybersecurity program, obtained ISO/IEC 27001, UK Ministry of Defense Cyber Essentials Plus, and U.S. Department of Energy NIST 800-171 certifications

Expand the Flowserve Core	Key objectives: • Continue to evaluate M&A opportunities • Close and successfully integrate Velan • Offer customers new LNG cryogenic pumps from our new product investments

Progress against objectives:

•  Developed robust new opportunities in our programmatic funnel

•  Terminated the Velan transaction due to rejection by the French Ministry of Economy

•  Closed a strategic investment in Clariter, a cleantech company that produces green sustainable petrochemicals upcycled from plastic waste as an alternative to fossil-based products

•  Completed product prototyping and testing with commercialization scheduled for 2024 for new product partnerships

Reimagine the Flowserve Core

Key objectives:

•  Help customers in traditional markets decarbonize their operations

•  Expand our business in low-carbon markets

•  Develop a differentiated position in emerging energy transition markets

Progress against objectives:

•  3D Bookings represented almost one-third of total Bookings for 2023

•  2023 Energy Transition Bookings grew 37% year-over-year, to $188M

•  Energy Advantage program gained increasing traction with customers, with over 30 customer sites evaluated in 2023 and average energy savings of over 15% per customer

•

Established a nuclear strategy positioning Flowserve for above-market growth in key geographies; also increased our focus in the hydrogen, recycling, CCUS, and biofuel markets

The O&C Committee discussed the above accomplishments and determined that the 2023 key objectives for the strategic categories had been exceeded for the ESG and Reimagine the Flowserve Core strategic categories and met for the Expand the Flowserve Core strategic category. As a result, the O&C Committee exercised its judgement and determined the payout modifier to be +10% for each member of the ELT.

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2023 Annual Incentive Plan Award Payout

Our alignment of pay and performance is one of the key components of our compensation philosophy. Our 2023 AIP payout is consistent with our strong 2023 performance. Bookings continued to be strong in 2023, but attainment was 2.5% below target. For both Adjusted Operating Income and Adjusted Primary Working Capital as a % of Sales, Flowserve performed strongly and exceeded the targets for both metrics.

2023 AIP Payout Summary

Named Executive Officer	Target Award	Quantitative Performance Goals Payout %	Strategic Goals Payout Modifier	Total Payout as a % of Target Award	Final Award
Mr. Rowe	$1,500,000	162%		178%	$2,670,000
Ms. Schwetz	$596,800	162%		178%	$1,062,304
Mr. Duhon	$402,500	136%	1.1x	150%	$603,750
Mr. Wilson	$301,600	154%		169%	$509,704
Ms. Hudson	$275,600	162%		178%	$490,568

Long Term Incentives

The Company’s LTI program is structured to:

•	Incentivize participants to achieve the Company’s long-term objectives;
•	Retain participants to provide continuity of leadership for the benefit of our shareholders; and
•	Create alignment with long-term interests of the Company’s shareholders.

2023 Award Structure

The number of units granted in 2023 was determined by dividing the target LTI grant value by the average closing price of the Company’s common stock reported on the NYSE during the last twenty trading days prior to the grant date of February 17, 2023, which was $34.68. Except for the CEO, the stock units were awarded as follows:

•	50% of the stock units were granted in the form of PSUs
•	50% of the stock units were granted in the form of RSUs

The O&C Committee increased the CEO’s 2023 LTI target grant value by $100,000 over the prior year to better align with market pay levels. The increase was awarded entirely in PSUs to enhance the award’s performance alignment. As a result, Mr. Rowe’s 2023 target LTI was delivered 51% in the form of PSUs and 49% in the form of RSUs.

2023 Performance Stock Unit (PSU) Grant

Aligning with our compensation objectives, performance-based stock awards provide a strong incentive for our executives to achieve specific performance goals over the associated performance period to advance our business strategy, build long-term shareholder value and encourage executive retention.

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Performance Metrics

Working with its independent consultant and management, the O&C Committee selected the below performance measures for the 2023 performance period, which support our strategic focus on growth, margin expansion, capital efficiency and shareholder value creation.

Performance Metric	Weighting	Relevance	Measurement
ROIC	50%	Incentivize the responsible and efficient allocation of capital to profitable investments	Absolute attainment for each single year 2023, 2024, and 2025 during the 2023 to 2025 performance period with targets established at the beginning of each year. This approach helps address difficulty in goal setting in an industry with volatile end markets and drives strong performance against pre-set annual goals. Earned payout percentages for each year are averaged to determine the payout percentage at the end of the 3-year performance cycle, if any, for the 2023 PSUs tied to the applicable performance metric.
FCF as a % of Adjusted Net Income(1)	50%	Manage the business with a focus on operational efficiency
rTSR Payout Modifier +/-15% Potential Adjustment	Applies to all PSUs	Reward outperformance or penalize underperformance compared to the market in which Flowserve competes for investor monies	Relative 3-year TSR compared to the 2023 Performance Peer Group (“PPG”), with no upward adjustment if Flowserve’s absolute TSR over the 3-year performance period is negative.
(1)	FCF as a % of Adjusted Net Income represents net cash flows provided (used) by operating activities less capital expenditures as a percentage of Adjusted Net Earnings (Loss). Adjusted Net Income is definitionally the same as Adjusted Net Earnings (Loss) and the terms are used interchangeably. See Annex I to this Proxy Statement for a reconciliation of Adjusted Net Earnings (Loss) against the most directly comparable GAAP financial measure.

2023 ROIC

The O&C Committee sets the ROIC goal for each fiscal year at the beginning of the applicable fiscal year. Following the conclusion of the third year, the payout attributable to the ROIC metric for the PSUs then-vesting is determined by averaging the earned payout for each of the three fiscal years in the applicable performance period. In February 2023, the O&C Committee approved the 2023 ROIC goal and payout levels as presented below to cover one-third of each of the 2021, 2022 and 2023 PSU grants.

Payout Level	Threshold	Target	Maximum
Performance Goal	7.5%	9.0%	10.5%
% Attainment	83%	100%	117%
Payout %	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

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FCF as a % of Adjusted Net Income

This metric has been in place for 50% of our PSUs since the 2021 grant. For the 2021 and 2022 grants, 3-year targets were utilized; however, the O&C Committee determined it was appropriate beginning with the 2023 PSU grant to set annual targets for this metric (consistent with the ROIC metric) for each fiscal year at the beginning of the applicable fiscal year. The O&C Committee made this decision due to the difficulty in forecasting reliable multi-year goals for this metric, given our volatile end markets and a strong focus on maintaining the rigor of the compensation program. Following the conclusion of the 2023-2025 performance period, the payout attributable to the FCF as a % of Adjusted Net Income metric for the 2023 PSUs will be determined by averaging the earned payout for each of the three fiscal years in the applicable performance period.

In February 2023, the O&C Committee approved the 2023 FCF as a % of Adjusted Net Income goal and payout levels as presented below to cover one-third of the 2023 PSU grants.

Payout Level	Threshold	Target	Maximum
Performance Goal	60%	75%	90%
% Attainment	80%	100%	120%
Payout %:	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.

In setting the 2023 ROIC and FCF as a % of Adjusted Net Income performance targets, the Committee determined that the targets set forth above maintained the same level of rigor as in the prior performance periods. Such targets aligned with our internal operating plan for the year and would require significant effort from the management team to achieve.

rTSR Payout Modifier

Any earned PSUs under both performance metrics shown above are subject to adjustment based on the Company’s 3-year (2023 - 2025) TSR performance relative to the 2023 PPG, as follows:

If Flowserve’s absolute TSR performance falls:	The otherwise earned payout is multiplied by:
At or below the 25th percentile of the PPG	85%
Between the 25th and 75th percentiles of the PPG	100%
At or above the 75th percentile of the PPG	115% (unless Flowserve’s absolute TSR is negative, in which case 100% applies)

2023 Performance Peer Group (PPG)

Each of the companies in the S&P 500 Industrials Index as of January 1, 2023 comprise the PPG (see Annex II).

2023 RSU Grant

The 2023 RSUs vest ratably over three years on the first, second and third anniversaries of the grant date. RSUs not only provide a retention incentive, but they also align the interests of grant recipients with those of shareholders with a focus on stock price and TSR.

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SETTLEMENT OF 2021 PERFORMANCE STOCK UNITS

The PSUs granted in 2021 for the 2021 - 2023 performance period were structured and paid out as follows:

2021 PSU Structure

Weighting	Performance Metric	Measurement
50%	ROIC	Absolute ROIC attainment. Threshold, target and maximum payout levels for each of 2021, 2022, and 2023 were established at the beginning of the respective year. Earned payout percentages for each year were averaged to determine the overall payout percentage for this metric.
50%	FCF as a % of Adjusted Net Income	Absolute FCF as a % of Adjusted Net Income attainment. Threshold, target and maximum payout levels for the 3-year performance period were established at the beginning of the performance period.
+/- 15% Payout Modifier	rTSR	Any earned PSUs under both performance metrics shown above were subject to adjustment based on the Company’s 3-year (2021 - 2023) TSR performance relative to the 2021 Peer Performance Group (see Annex III) based on the payout table established at the beginning of the performance period.

2021-2023 ROIC Attainment and Payout %

The O&C Committee approved a payout of 98% of the 2021 PSUs granted that were tied to the ROIC performance metric:

		Performance Achieved		Payout % in Accordance with Pre-established Payout Table
Year	ROIC Performance Goal (Target)	Attainment	% Attainment of Goal
2021 (Note 1)	9.75%	9.7%	99.5%	95%
2022	11.5%	7.3%	63.4%	0%
2023 (Notes 2 and 3)	9.0%	12.6%	140%	200%
	3-Year Average ROIC Payout %			98%

Note 1: The table above reflects a revised ROIC attainment level for 2021, which was 9.7% but was inadvertently disclosed as 9.9% on page 52 of the Definitive Proxy Statement on Schedule 14A as filed on April 13, 2023. This typographical error did not affect the disclosed or actual payouts.

Note 2: The 2023 goal represented a 170 bps improvement over 2022 actual results and maintained the same level of rigor as in the prior performance periods. In 2023, we launched a new operating model to increase speed-to-market and accountability, while driving cost savings. Our improved operating model helped us reduce adjusted primary working capital as a percentage of sales to its lowest level since the onset of the COVID-19 pandemic and to deliver 12.6% ROIC in 2023.

Note 3: In determining performance achievement, the O&C Committee determined Net Operating Profit After Taxes by adjusting the following financial statement items consistent with the methodology used for determining all adjusted financials, so that attainment reflects 2023 business results excluding the following one-time events:

•	Consolidated Operating Income - See Annex I: Reconciliation of Reported Results to Non-GAAP Financial Measures; and
•	Certain one-time tax expenses.

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2021-2023 FCF as a % of Adjusted Net Income Attainment and Payout %

The O&C Committee determined that no portion of the 2021 PSUs granted that were tied to the FCF as a % of Adjusted Net Income performance metric would pay out:

	Performance Achieved		Payout % in Accordance with Pre-established Payout Table
FCF as a % of Adjusted Net Income Performance Goal (Target)	Attainment	% Attainment of Goal
90%	51%	57%	0%

rTSR Payout Modifier

Flowserve’s 3-year TSR of 13.7% fell in the 3rd quartile of the 2021 PPG, resulting in no adjustment to the ROIC and FCF conversion payouts shown above.

As a result of our strong pay-for-performance culture, our final 2021 PSU payout was as follows:

2021 PSU Payout Summary

Metric	Weighting	Payout %	Weighted Payout
ROIC	50%	98%	49%
FCF as a % of Adjusted Net Income	50%	0%	0%
	Payout % (Sum of Weighed Payouts for Each Metric)		49%
	rTSR Payout Modifier		1.0x
	Total Payout Including rTSR Payout Modifier		49%

No discretionary adjustments were considered or made to the formulaic payouts shown above.

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Other Benefits

Other benefits provided to the NEOs are generally consistent with those provided to other employees of the Company, including health and retirement benefits. These elements of our compensation program are outlined in the chart below and discussed in more detail in the narrative following the chart.

In 2023, the O&C Committee approved changes to Flowserve’s retirement program that are reflected in italicized text in the chart below.

	Plan	Description	Eligible Employees
Retirement Benefits	Qualified Pension Plan	Tax-qualified pension plan	All salaried U.S. employees Frozen to new participants effective January 1, 2024 and frozen to future accruals as of January 1, 2025
	Senior Management Pension Plan	Non-qualified defined benefit plan to restore pension benefits that cannot be provided in a qualified plan due to certain employees’ compensation levels

Executive Officers and U.S. employees that earn eligible compensation in excess of the Internal Revenue Code (“IRC”) 401(a) (17) limit, which was $330,000 for 2023

Frozen to new participants effective January 1, 2024 and contribution credits frozen as of January 1, 2025

	Supplemental Executive Pension Plan	Non-qualified supplemental defined benefit plan to maintain competitive benefits	Senior Executives Frozen to new participants effective September 1, 2023
401(k) Plan

Tax-qualified plan in which Flowserve matches 75% of pre-tax contributions up to 6%

In connection with the Qualified Pension Plan and Senior Management Pension Plan freeze, effective as of January 1, 2024 for new employees and January 1, 2025 for existing employees, we will (1) increase the matching contributions under our 401(k) plan to 100% of the first 5% of eligible compensation contributed to the plan, (2) add a discretionary employer contribution of 1.5% of eligible compensation for all eligible employees, and (3) reduce the vesting schedule applicable to employer contributions to run over a three-year rather than a five-year schedule

All U.S. Employees
	Supplemental Retirement Savings Plan (“SRSP”)	Non-qualified supplemental defined contribution plan to maintain competitive benefits commencing in 2024 for new hires and 2025 for all participants; Provides a discretionary employer contribution of 6.5% of each participant’s eligible compensation in excess of applicable IRS limits	Executive Officers and U.S. employees that earn compensation in excess of the Internal Revenue Code (“IRC”) 401(a)(17) limit, which was $330,000 for 2023
Other Benefits	Executive Officer Severance Plan	Provides severance benefits in the event of a qualifying termination	Executive Officers
	Change in Control Severance Plan	Provides severance benefits upon a qualifying termination in connection with a change in control of the Company	Senior Executives including Executive Officers
	Limited personal benefits	Executive physical exam, enhanced vacation, financial counseling with a dedicated advisor	Senior Executives

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Retirement Benefits

We provide pension benefits to certain U.S. salaried employees, including the NEOs, under the Flowserve Corporation Pension Plan (the “Qualified Plan”), which is a tax-qualified defined benefit pension plan. Because the IRC limits the pension benefits that can be accrued under a tax-qualified pension plan (based on an annual compensation limit), we also maintain a separate non-qualified defined benefit restoration pension plan, the Senior Management Retirement Plan (the “SMRP”). The SMRP compensates participants, including the NEOs, for the reduction in their pension benefit resulting from this IRC limitation. The SMRP is designed to provide a comparable level of retirement benefits to those provided to other U.S. employees under the Qualified Plan based on a comparable benefit formula. Both the Qualified Plan and the SMRP were frozen to new participants effective January 1, 2024 and will be frozen to further benefit accruals effective January 1, 2025. In addition, we also maintain a second non-qualified supplemental defined benefit pension plan, the Supplemental Executive Retirement Plan (the “SERP”), for our eligible U.S. executives, including the NEOs, in order to attract and incentivize the retention of senior leaders. The SERP was frozen to new participants effective September 1, 2023. These three programs are designed to provide eligible U.S. executives with income following retirement and to help ensure that we can attract and retain executive talent by providing comprehensive retirement benefits.

Participants in the Qualified Plan and the SMRP currently accrue contribution credits based on age and years of service at the rate of 3% to 7% for eligible earnings up to the Social Security wage base, and at the rate of 6% to 12% for eligible earnings in excess of the Social Security wage base. Participants in the SERP currently accrue contribution credits at the rate of 5% of all eligible earnings. Eligible earnings generally include base salary and annual incentive awards. SERP participants also earn interest on the accrued contributions based on the rate of return on 10-year Treasury bills. As noted above, further benefit accruals under the Qualified Plan and the SMRP will cease as of January 1, 2025.

We also maintain a 401(k) plan to enable all U.S. salaried employees, including the NEOs, to contribute a portion of their eligible compensation for wealth accumulation. The Company currently provides a 75% match on the first 6% of eligible compensation that an employee contributes to the plan. Commencing in 2024 for new hires and 2025 for all participants, (i) the matching contribution is increasing to 100% of participant contributions up to 5% of covered compensation and (ii) the company will provide an employer contribution of 1.5% of eligible compensation for all participants.

In connection with the Qualified Plan and SMRP plan freezes, we have also implemented a new non-qualified Supplemental Retirement Savings Plan (“SRSP”) for eligible U.S. executives, including the NEOs, which provides a discretionary employer contribution of 6.5% of each participant’s eligible compensation in excess of applicable IRS limits. The SRSP was made available to new hires effective January 1, 2024 and will be available to all eligible executives effective January 1, 2025.

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Executive Officer Severance Plan

Each of the NEOs participates in the Company’s Amended and Restated Executive Officer Severance Plan (the “Officer Severance Plan”). Under this plan, the Company’s officers are provided benefits upon a termination due to a reduction in force or by the Company without cause. No benefits are payable under the Officer Severance Plan to any officer who receives benefits under the Company’s Change in Control Severance Plan (the “CIC Plan”). The Officer Severance Plan does not provide for any additional payments or benefits upon a termination of employment by the Company for cause, upon the executive’s resignation for any reason (including “good reason” or “constructive termination”) or upon the executive’s death or disability.

Plan Provision	Treatment Under Plan
Cash Severance

•  24 months’ base salary continuation

•  Payment equivalent to target AIP award, provided the Company actually achieves at least threshold performance under the terms of the program for the award year in which termination occurs

PSUs	A pro-rated payout of the PSUs, if any, that have a performance cycle that would otherwise end in the year that contains the termination date based on the number of months the executive was employed during the performance period
RSUs

For RSUs granted prior to February 15, 2022, a cash payment in lieu of any RSUs that would otherwise vest within 90 calendar days following the termination date based on the Company’s average closing stock price over the twenty trading days in the month preceding the officer’s termination date

Note: For RSUs granted on or after February 15, 2022, award agreements govern and generally provide for continued vesting of those RSUs that would have otherwise vested within 90 calendar days following termination

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Change in Control Severance Plan

Each of the NEOs participates in the Company’s CIC Plan. Benefits under the CIC Plan are triggered if, within two years following a change in control the NEO is terminated without cause (and not on account of death or disability) or resigns for reasons constituting a “constructive termination.” Benefits are also triggered if a NEO is terminated within the 90-day period immediately prior to a change in control if such termination (i) occurs after the initiation of discussions leading to such change in control and (ii) can be demonstrated to have occurred at the request or initiation of parties to such change in control. The severance benefits provided upon a termination of employment covered under the CIC Plan include:

Plan Provision	CEO	Other Participants Including Other NEOs
Cash Severance(1)	A lump sum payment equal to 3x the sum of the executive’s annual base salary and target annual incentive

A lump sum payment equal to a multiple of the executive’s annual base salary and target annual incentive as follows:

•  2.5x for executive vice presidents(2);

•  2.0x for senior vice presidents and presidents; and

•  1.5x for vice presidents

Annual Incentive Plan Award	Payment of pro-rata annual incentive plan target award
Long-Term Incentive Awards	Full vesting at target of each cash (if any) or stock-based long-term incentive award. NEOs have 90 days following the date of employment termination to exercise any vested stock options
Life, Medical, Health and Accident Benefits	Company provided coverage for the executive and his or her dependents for a number of months following termination equal to annual severance multiplier used to calculate the cash payment, multiplied by 12 months
Supplemental Pension Benefits	Supplemental pension benefits equal to the difference between the amounts the executive would have been entitled to had he or she remained employed through the end of the benefits continuation period and the amounts actually received
(1)	For purposes of this calculation, the base salary is the highest of: (i) the highest-annualized monthly base salary during the twelve months preceding the termination; (ii) the base salary in effect on the date of termination; and (iii) the base salary in effect on the date of the change in control.
(2)	The Company does not currently have any Executive Vice Presidents.

Limited Personal Benefits

The O&C Committee strives to make our executive compensation program primarily performance-based and, as such, only provides limited benefits to Executive Officers that are not provided to other employees. These benefits are prevalent in the marketplace and increase the overall effectiveness of the Executive Officers in the performance of their roles:

•	Executive Physical – other employees receive a standard physical
•	Enhanced Vacation – a minimum of 4 weeks compared to 3 weeks for other employees
•	Financial Counseling – a dedicated financial counselor compared to a financial wellness benefit for other employees (same service provider for both employee populations)

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Compensation Governance Policies

Stock Ownership Requirements

To further align executive and shareholder interests, each of our NEOs is required to own a minimum amount of Company common stock equal in value to a specified multiple of their annual base salary.

Employee Level	Ownership Requirement
Chief Executive Officer	6x annual base salary
Presidents and Senior Vice Presidents	3x annual base salary
Vice Presidents	1x annual base salary

Our guidelines are administered as follows:

•	Shares held directly by an executive and unvested RSUs count toward satisfying the stock ownership requirements. Unvested PSUs do not count toward satisfying the stock ownership requirements.
•	The required stock ownership levels are expected to be achieved within five years from the date the guidelines were first applicable or within five years of the executive joining the Company.
•	Executives who do not meet the ownership requirement must show that they have retained at least 60% of the net shares received from vested RSUs and PSUs from the time the ownership guidelines became applicable.
•	As of December 31, 2023, all NEOs met their stock ownership requirement.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the NEOs) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Clawback Policies

In the fall of 2023, the O&C Committee adopted a new Dodd-Frank Clawback Policy (the “Dodd-Frank Clawback Policy”) designed to comply with final listing standards adopted by the NYSE to implement Exchange Act Rule 10D-1. Under the Dodd-Frank Clawback Policy, Flowserve will recoup any excess incentive-based compensation earned by an executive officer (including each of our NEOs), on or after October 2, 2023 and during a three fiscal year lookback period, in the event of a financial restatement if a lesser amount of incentive-based compensation would have been earned had such incentive-based compensation been determined based on the restated results. For purposes of the Dodd-Frank Clawback Policy, incentive-based compensation includes any compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure, and includes our 2023 AIP award payouts as well as our 2021 through 2023 PSUs.

The O&C Committee simultaneously expanded the Company’s existing Recoupment of Incentive Compensation Policy (the “Misconduct Clawback Policy”), which applies to officers holding a title of Vice President or higher (including all NEOs). The Misconduct Clawback Policy authorizes the O&C Committee to, in its discretion, seek recoupment: (1) of any excess amounts earned under the AIP or any performance-based LTIP (including PSUs) by a covered officer during a three fiscal year lookback period in the event of a financial restatement if it is determined that a lesser amount would have been earned had such compensation been determined based on the restated results, and (2) of any amounts earned under the AIP or any of our equity incentive programs (including both PSUs and time-based RSUs) during the three-year period preceding the discovery of an event the covered officer engages in that constitutes misconduct, including a willful and material violation of our Code of Conduct.

These clawback policies reinforce our commitment to integrity and the highest standards of ethical conduct through our compensation program.

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Accounting Implications of Executive Compensation

The Company recognizes compensation expense in our financial statements for all equity-based awards pursuant to the principles set forth in FASB ASC 718, “Compensation—Stock Compensation.” The O&C Committee considered the GAAP accounting implications of the awards in setting the long-term incentive mix and further determined that the mix of RSUs and PSUs was appropriate for 2023.

Executive Compensation Program Review and Compensation Risk

The O&C Committee regularly monitors and annually reviews our compensation programs to determine, in consultation with its compensation consultant, whether the elements of the program are consistent with our executive compensation objectives and principles. As part of this, the O&C Committee evaluates whether the Company’s risk management objectives are being met with respect to the executive compensation program and our compensation programs in aggregate. If the elements of the program are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on us, the elements are adjusted as necessary.

The O&C Committee has concluded that no risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the O&C Committee considered the following:

Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation subject to our rigorous Clawback Policies	Discourages risk-taking that produces short-term results at the expense of building long-term shareholder value
Long vesting requirements: • 3-year ratable vesting for RSUs • 3-year performance period for PSUs
AIP and PSU payouts are capped
The O&C Committee can exercise discretion in determining AIP payouts
Robust stock ownership guidelines	Helps ensure alignment with shareholder interests
No derivative transactions allowed
Independent compensation consultant retained by the O&C Committee	Incentive programs are balanced to reward the accomplishment of appropriate short-term goals that facilitate long-term sustainability and growth for shareholders

Organization and Compensation Committee Report

The O&C Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above in this proxy statement with Management. Based on this review and discussion, the O&C Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2023.

John L. Garrison, Chairman
Ruby R. Chandy
Gayla J. Delly
Cheryl H. Johnson
Michael C. McMurray

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Summary Compensation Table

The following table sets forth compensation information for 2023, 2022 and 2021 for our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)(3)	Total ($)
R. Scott Rowe President and Chief Executive Officer	2023	1,200,000	—	6,270,244	—	2,670,000	422,246	20,996	10,583,487
	2022	1,181,962	—	5,942,446	—	1,179,210	377,658	21,617	8,702,893
	2021	1,133,000	—	10,007,824	—	1,016,981	300,060	20,240	12,478,105
Amy B. Schwetz Senior Vice President and Chief Financial Officer	2023	734,416	—	1,928,159	—	1,062,304	163,055	37,707	3,925,641
	2022	693,963	—	1,705,192	—	442,109	143,165	30,244	3,014,673
	2021	664,250	—	2,427,731	—	375,590	121,896	26,524	3,615,991
Lamar L. Duhon President, Flowserve Pumps Division	2023	527,885	—	856,976	—	603,750	82,771	31,589	2,102,970
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
Kirk R. Wilson President, Flow Control Division	2023	459,109	—	696,265	—	509,704	147,453	12,936	1,825,467
	—	—	—	—	—	—	—	—	—
	—	—	—		—	—	—	—	—
Susan C. Hudson Senior Vice President, Chief Legal Officer and Corporate Secretary	2023	417,538	—	696,265	—	490,568	80,944	30,516	1,715,832
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
(1)	Represents the grant date fair value of long-term equity incentive awards under the Company’s long-term incentive program computed in accordance with FASB ASC 718 “Compensation—Stock Compensation”, excluding the impact of forfeitures. Stock awards include the annual incentive awards granted in the form of restricted stock units that vest ratably over a three-year period and contingent performance share units. The performance criteria for the performance share units are described in further detail under the caption “2023 Executive Compensation Decisions—Long Term Incentives” above. The reported value of the performance share units is computed based on the grant date estimate of compensation cost to be recognized over the three-year period, which was 100%, or “target”. Payout for the contingent performance awards can range from 0 shares to a maximum of 230% of target (assuming maximum performance and application of the +15% rTSR modifier). Assumptions used in the valuations are discussed in Note 7 to the Company’s audited consolidated financial statements for the year ended December 31, 2023 in the Annual Report.
The value of the 2023 stock awards are calculated using a price per share of $35.89, the closing market price of the Company’s common stock as reported by the NYSE on February 17, 2023, the date of the grant. The table below sets forth each NEO’s long-term equity incentive awards granted in 2023.

Name	Restricted Stock Units (#)	Value of Restricted Stock Units ($)	Performance Share Units Target (#)	Performance Share Units – Target ($)(A)	Performance Share Units – Maximum (#)	Performance Share Units – Maximum ($)(B)
R. Scott Rowe	82,900	2,975,281	85,784	3,294,963	197,303	7,081,205
Amy B. Schwetz	25,951	931,381	25,951	996,778	59,687	2,142,166
Lamar L. Duhon	11,534	413,955	11,534	443,021	26,528	952,090
Kirk R. Wilson	9,371	336,325	9,371	359,940	21,553	773,537
Susan C. Hudson	9,371	336,325	9,371	359,940	21,553	773,537
	(A)	The contingent performance share units vest based on the achievement of ROIC, Free Cash Flow and relative TSR metrics. The amounts disclosed in this column have a fair value of $38.41 per share calculated using the Monte Carlo simulation.
	(B)	The maximum potential value of the contingent share units assumes a 230% payout after application of the rTSR payout modifier and is based on the $35.89 per share closing market price as reported by the NYSE on February 17, 2023, the date of the grant.

(2)	The amounts in this column represent the earned annual cash incentive awards under the Company’s Annual Incentive Plan for the applicable year.

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(3)	This column includes the following components for the Named Executive Officers for 2023, calculated at the aggregate incremental cost to the Company:

Name	Defined Contribution Retirement Plan Contributions ($)	Insurance Premiums(A) ($)	Other ($)	Total ($)
R. Scott Rowe	14,850	2,034	4,112(B)	20,996
Amy B. Schwetz	14,850	962	21,895(C)	37,707
Lamar L. Duhon	14,850	814	15,925(D)	31,589
Kirk R. Wilson	11,186	1,750	—	12,936
Susan C. Hudson	14,044	547	15,925(D)	30,516

(A)	Reflects annual premiums for group term life insurance.
(B)	Reflects amounts attributable to an annual physical exam.
(C)	Reflects amounts attributable to annual physical exam ($5,970) and annual financial counseling ($15,925).
(D)	Reflects amounts attributable to annual financial counseling.

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2023 Grants of Plan-Based Awards

The following table sets forth certain information with respect to 2023 plan-based awards granted to the Named Executive Officers during the year ended December 31, 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	and Option Awards ($)(3)
R. Scott Rowe		637,500	1,500,000	3,450,000	—	—	—	—	—
	2/17/2023	—	—	—	36,458	85,784	197,303	—	3,294,963(4)
	2/17/2023	—	—	—	—	—	—	82,900(5)	2,975,281
Amy B. Schwetz		253,640	596,800	1,372,640	—	—	—		—
	2/17/2023	—	—	—	11,029	25,951	59,687	—	996,778(4)
	2/17/2023	—	—	—	—	—	—	25,951(5)	931,381
Lamar L. Duhon		171,063	402,500	925,750	—	—	—	—	—
	2/17/2023	—	—	—	4,902	11,534	26,528	—	443,021(4)
	2/17/2023	—	—	—	—	—	—	11,534(5)	413,955
Kirk R. Wilson		128,180	301,600	693,680	—	—	—	—	—
	2/17/2023	—	—	—	3,983	9,371	21,553	—	359,940(4)
	2/17/2023	—	—	—	—	—	—	9,371(5)	336,325
Susan C. Hudson		117,130	275,600	633,880	—	—	—	—	—
	2/17/2023	—	—	—	3,983	9,371	21,553	—	359,940(4)
	2/17/2023	—	—	—	—	—	—	9,371(5)	336,325
(1)	Under the Annual Incentive Plan, the primary performance measures are internally defined metrics set by the O&C Committee. In February 2023, the O&C Committee approved metrics based on adjusted operating income, adjusted primary working capital as a percentage of sales and customer bookings. Actual amounts payable under the Annual Incentive Plan, if any, can range from 50% (Threshold) to 200% (Maximum) of the target amounts for the Named Executive Officers based upon the extent to which performance under the foregoing criteria meets, exceeds or is below the target. In addition, the payment is subject to a strategic goals payout modifier which may increase or decrease the payout by +/-15%. These amounts represent amounts payable if the Named Executive Officer is employed for the full calendar year. Actual payout for 2023 was 178% of the target amount for Mr. Rowe and Mses. Schwetz and Hudson, 150% of the target amount for Mr. Duhon and 169% for Mr. Wilson.
(2)	The number of shares listed represents long-term equity incentive awards in the form of PSUs under the Company’s long-term incentive program. The performance criteria for these awards are discussed in “2023 Executive Compensation Decisions—Long Term Incentives” above.
(3)	These amounts represent the fair value, as determined under FASB ASC Topic 718, of the stock awards based on the grant date fair value estimated by the Company for financial reporting purposes.
(4)	Represents the fair value on the date of grant, as described in footnote (2), of the “target” award for the contingent performance share units. During the performance period, earned and unearned compensation expense is adjusted based on changes in the expected achievement of the performance targets.
(5)	The amounts shown reflect the number of annual RSUs granted to each Named Executive Officer under the Company’s long-term incentive plan.

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Outstanding Equity Awards at Year-End 2023

The following table sets forth information with respect to outstanding equity awards held as of December 31, 2023, by the Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
R. Scott Rowe	114,943(2)	48.63	5/4/2027	247,218(3)	10,190,345	—	—
	—	—	—	—	—	38,222(4)	1,575,515
	—	—	—	—	—	91,869(5)	3,786,844
	—	—	—	—	—	200,695(6)	8,272,646
Amy B. Schwetz	—	—	—	65,481(7)	2,699,115	—	—
	—	—	—	—	—	10,770(4)	443,950
	—	—	—	—	—	26,362(5)	1,086,639
	—	—	—	—	—	60,713(6)	2,502,605
Lamar L. Duhon	—	—	—	17,324(8)	714,098	—	—
	—	—	—	—	—	8,388(5)	345,755
	—	—	—	—	—	26,984(6)	1,112,291
Kirk R. Wilson	—	—	—	23,862(9)	983,612	—	—
	—	—	—	—	—	4,168(4)	171,796
	—	—	—	—	—	9,586(5)	395,130
					—	21,924(6)	903,700
Susan C. Hudson	—	—	—	14,742(10)	607,652	—	—
	—	—	—			—	—
	—	—	—	—	—	5,923(5)	244,147
						21,924(6)	903,700

(1)	Calculated using a price per share of $41.22 the closing market price of the Company’s common stock as reported by the NYSE on December 29, 2023, the last trading date of the Company’s last completed fiscal year. The RSU and contingent performance share unit amounts include dividend equivalents accrued on the “target” award, which will vest only to the same extent as the underlying award, if at all.
(2)	All stock options vested on April 1, 2020.
(3)	30,771 RSUs vested on February 15, 2024, 102,142 RSUs vested on February 16, 2024, and 28,245 RSUs vested on February 17, 2024, in each case including accrued dividend equivalents. Mr. Rowe’s remaining RSUs vest as follows: 30,772 shares of RSUs on February 15, 2025; 28,245 RSUs on February 17, 2025; and 28,244 RSUs on February 17, 2026.
(4)	These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2021 plan were based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which could increase or decrease the award 15% compared to that of the PPG for the same period. Payouts could range from 0 shares to a maximum of 230% of the target. In February of 2024, these awards were certified based on performance through December 31, 2023 and paid out at 49% of target and are reflected at such level in the table above.
(5)	These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2022 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. In accordance with SEC requirements, these contingent performance share units are shown at target in this table.
(6)	These represent contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2023 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets and 2) Free Cash Flow as a percent of net income. Payouts can range from 0 shares to a maximum of 230% of the target. In accordance with SEC requirements, these contingent performance share units are shown at maximum in this table.

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(7)	8,830 RSUs vested on February 15, 2024, 21,614 RSUs vested on February 16, 2024, and 8,842 RSUs vested on February 17, 2024, including accrued dividend equivalents. Ms. Schwetz’s remaining RSUs vest as follows: 8,830 RSUs on February 15, 2025; 8,932 RSUs on February 17, 2025, and 8,931 on February 17, 2026.
(8)	2,809 RSUs vested on February 15, 2024 and 3,930 RSUs vested on February 17, 2024, including accrued dividend equivalents. Mr. Duhon’s remaining RSUs vest as follows: 2,810 RSUs on February 15, 2025; 3,930 RSUs on February 17, 2025, and 3,929 on February 17, 2026.
(9)	3,114 RSUs vested on February 15, 2024, 8,463 RSUs vested on February 16, 2024, and 3,096 RSUs vested on February 17, 2024, including accrued dividend equivalents. Mr. Wilson’s remaining RSUs vest as follows: 3,114 RSUs on February 15, 2025; 3,097 RSUs on February 17, 2025, and 3,096 on February 17, 2026.
(10)	1,348 RSUs vested on February 15, 2024, 1,071 RSUs vested on February 16, 2024, and 3,193 RSUs vested on February 17, 2024, in each case including accrued dividend equivalents. Ms. Hudson’s remaining RSUs vest as follows: 734 RSUs on May 23, 2024; 1,349 RSUs on February 15, 2025; 734 RSUs on May 23, 2025; 3,193 RSUs on February 17, 2025, and 3,192 RSUs on February 17, 2026.

2023 Option Exercises and Stock Vested

The following table sets forth certain information with respect to restricted stock unit vesting during the fiscal year ended December 31, 2023, with respect to the Named Executive Officers. No Named Executive Officers exercised any stock options during 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
R. Scott Rowe	125,097	4,528,799
Amy B. Schwetz	37,188	1,345,166
Lamar L. Duhon	2,749	101,026
Kirk R. Wilson	12,393	448,413
Susan C. Hudson	3,602	129,522

(1)	The number of shares reported includes shares that were surrendered during the fiscal year ended December 31, 2023, to pay for taxes upon the vesting of restricted stock units and performance share units.

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2023 Pension Benefits

The following table sets forth certain information as of December 31, 2023, with respect to potential payments under our pension plans for each Named Executive Officer. Please refer to “Executive Compensation—Other Benefits” above for a narrative description of the material factors necessary to an understanding of our pension plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
R. Scott Rowe	Qualified — Cash Balance(1)	6.8	153,082	—
	Non-Qualified — SMRP	6.8	1,132,392	—
	Non-Qualified — SERP	6.8	774,005	—
Amy B. Schwetz	Qualified — Cash Balance(1)	3.8	79,614	—
	Non-Qualified — SMRP	3.8	216,218	—
	Non-Qualified — SERP	3.8	200,946	—
Lamar L. Duhon	Qualified — Cash Balance(1)	2.0	40,173	—
	Non-Qualified — SMRP	2.0	32,780	—
	Non-Qualified — SERP	2.0	53,663	—
Kirk R. Wilson	Qualified — Cash Balance(1)	36.6	398,022	—
	Non-Qualified — SMRP	36.6	529,682	—
	Non-Qualified — SERP	36.6	265,595	—
Susan C. Hudson	Qualified — Cash Balance(1)	7.7	120,927	—
	Non-Qualified — SMRP	7.7	38,666	—
	Non-Qualified — SERP	7.7	44,623	—

(1)	The Company sponsors cash balance designed pension plans for eligible employees. Each executive accumulates a notional amount derived from the plan provisions; each Named Executive Officer’s account balances as of December 31, 2023, are presented above. We believe that this is the best estimate of the present value of accumulated benefits.

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Quantification of Potential Payments

The following table sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming the executive’s employment had terminated on December 31, 2023, under the scenarios outlined below.

For the events of termination involving a change in control, we assumed that the change in control also occurred on December 31, 2023. In addition to the payments set forth in the following tables, the Named Executive Officers may receive certain payments upon their termination or a change in control pursuant to our Qualified Pension Plan, SERP and SMRP. Previously vested amounts and contributions made to such plans by each Named Executive Officer are disclosed in the “2023 Pension Benefits” table.

		Payout ($)
Triggering Event	Compensation Component	R. Scott Rowe	Amy B. Schwetz	Lamar L. Duhon	Kirk R. Wilson	Susan C. Hudson
Death	Life Insurance (1.5x base salary; third party payment, max $1.5)	1,500,000	1,119,000	862,500	696,000	636,000
	Immediate vesting of outstanding equity awards(2)	17,659,261	4,897,492	1,550,947	1,780,251	1,250,752
	Total	19,159,261	6,016,492	2,413,447	2,476,251	1,886,752
Disability	Short-term and long-term disability benefit to age 65 (third party payment)	3,280,000	3,918,400	3,070,000	2,225,600	4,609,600
	Immediate vesting of outstanding equity awards(2)	17,659,261	4,897,492	1,550,947	1,780,251	1,250,752
	Total	20,939,261	8,815,892	4,620,947	4,005,851	5,860,352
Retirement(1)	Vesting of outstanding equity awards(3)	—	—	—	1,545,368	—
	Total	—	—	—	1,545,368	—
Termination Without Cause by the Company Not in Connection with Change in Control	Termination payment (2x base salary)	2,400,000	1,492,000	1,150,000	928,000	848,000
	Target annual incentive award	1,500,000	596,800	402,500	301,600	275,600
	Vesting of outstanding equity(4)	2,432,644	363,966	277,789	255,981	217,443
	Cash payment in lieu of vesting of RSU	4,210,252	303,450	—	348,793	44,107
	Total	10,542,896	2,756,216	1,830,289	1,834,374	1,385,151
Change in Control — Termination Without Cause by the Company or Constructive Termination	Termination payment (base salary times applicable multiplier)	3,600,000	1,492,000	1,150,000	928,000	848,000
	Termination payment (target annual incentive award times applicable multiplier)	4,500,000	1,193,600	805,000	603,200	551,200
	Immediate vesting of outstanding equity awards(2)	17,659,261	4,897,492	1,550,947	1,780,251	1,250,752
	Supplemental pension benefit	1,010,440	293,969	192,318	272,713	259,584
	Health & welfare benefit	92,318	79,670	63,933	74,620	12,170
	Total	26,862,019	7,956,731	3,762,198	3,658,784	2,921,706

(1)	Mr. Wilson was the only Named Executive Officer eligible to retire on December 31, 2023.
(2)	For equity awards, these amounts are calculated assuming that the market price per share of the Company’s common stock on the date of event was equal to the closing price of the Company’s common stock on December 29, 2023 ($41.22).
(3)	Mr. Wilson’s special, one-time outstanding restricted stock award from 2021 would not vest upon his retirement from the Company which accounts for the difference between the retirement and disability payouts for Mr. Wilson.
(4)	For equity awards, these amounts were calculated using the treatment set forth under the Officer Severance Plan and using the market price per share of the Company’s common stock on December 29, 2023 ($41.22). The treatment of outstanding equity awards upon a termination of employment without cause not in connection with a change in control is discussed in “2023 Executive Compensation Decisions—Other Benefits” above.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as calculated under SEC regulations) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with Company performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

PEO = Principal Executive Officer NEO = Named Executive Officer					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table (SCT) Total for PEO[1]	Compensation Actually Paid (CAP) to PEO[2]	Average SCT Total for Non- PEO NEOs[3]	Average CAP to Non-PEO NEOs[4]	Total Shareholder Return (TSR)[5]	Peer Group TSR[6]	Net Income ($M)[7]	Adjusted Operating Income[8]
2023	$10,583,487	$15,439,806	$2,392,478	$2,962,426	$91.48	$150.04	$187	$463
2022	$8,702,893	$6,339,788	$2,028,865	$1,628,059	$66.62	$127.07	$189	$200
2021	$12,478,106	$8,468,743	$2,420,811	$1,933,079	$64.63	$134.48	$126	$284
2020	$8,332,455	$691,731	$1,782,163	$1,322,337	$76.13	$111.05	$130	$367
(1)	The dollar amounts reported are the amounts in the “Total” column of the Summary Compensation Table in each applicable year.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to the Summary Compensation total compensation to determine the compensation actually paid:

Year	Reported Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Value of Change in Pension(c)	Change in Pension Adjustments(d)	CAP to PEO
2023	$10,583,487	$(6,270,244)	$11,273,271	$(422,246)	$275,538	$15,439,806
2022	$8,702,893	$(5,942,446)	$3,636,080	$(377,658)	$320,919	$6,339,788
(a)	The reported value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	The valuation assumptions used to determine fair values as of each applicable year-end or vesting date did not materially differ from those used to determine fair value at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change from Prior Year End to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2023	$8,588,061	$1,966,755	$718,455	$11,273,271
2022*	$5,671,960	$(2,190,990)	$155,110	$3,636,080

* The Company identified a mathematical error in the “compensation actually paid” valuations conducted for 2022, resulting in the overstatement of certain equity values reported for the PEO. The value for performance-based awards was not appropriately adjusted to reflect the change in the probable outcome of performance conditions at year end. The Company has corrected these inadvertent errors in the reconciliations shown here.

(c)	The value shown represents the aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the Summary Compensation Table for the applicable year.
(d)	The change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year.

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(3)	The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Amy Schwetz, Lamar Duhon, Kirk Wilson and Susan Hudson (ii) for 2022 and 2021, Amy Schwetz, Elizabeth Burger, Keith Gillespie, and Tamara Morytko; and (iii) for 2020, Amy Schwetz, Elizabeth Burger, Keith Gillespie, Lanesha Minnix and John Roueche.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the applicable non-PEO NEOs as a group (as described in footnote (3), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the compensation actually paid:

Year	Average Reported SCT Total for non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Reported Value of Change in Pension(c)	Average Change in Pension Adjustments(d)	Average CAP to Non-PEO NEOs
2023	$2,392,478	$(1,044,417)	$1,666,331	$(118,556)	$66,590	$2,962,426
2022	$2,028,865	$(943,024)	$575,528	$(130,776)	$97,466	$1,628,059
(a)	The average reported value of equity awards represents the average total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year for non-PEO NEOs.
(b)	The amounts deducted or added in calculating the total average equity award adjustments for non-PEO NEOs are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change from Prior Year End to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
2023	$1,424,103	$160,929	$81,299	$1,666,331
2022*	$900,110	$(345,536)	$20,954	$575,528

* The Company identified a mathematical error in the “compensation actually paid” valuations conducted for 2022, resulting in the overstatement of certain equity values reported for each of the NEOs. The Company has corrected these inadvertent errors in the reconciliations shown here.

(c)	The value shown represents the average aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the Summary Compensation Table for the applicable year for non-PEO NEOs.
(d)	The average change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year for non-PEO NEOs.
(5)	Cumulative TSR is calculated by dividing (a) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for all rows in the table is December 31, 2019.
(6)	The peer group used for this purpose is the S&P 500 Industrials Index.
(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)	Represents the Company’s Adjusted Operating Income as used in determining incentive compensation payouts under the Company’s Annual Incentive Plan. For information on how this is calculated from our audited financial statements, see Annex I: Reconciliation of Reported Results to Non-GAAP Financial Results.

2024 PROXY STATEMENT	65

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Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected with an objective to incentivize our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Relative Total Shareholder Return
•	Adjusted Operating Income
•	Return on Invested Capital
•	Free Cash Flow as a % of Adjusted Net Income

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all such Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphical presentations of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid, Cumulative TSR and Cumulative TSR of the Peer Group

Pay Versus TSR 2020-2023

2024 PROXY STATEMENT	66

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Compensation Actually Paid and Net Income

Pay Versus Net Income 2020-2023

Compensation Actually Paid and Adjusted Operating Income

Pay Versus Adjusted OI 2020-2023

2024 PROXY STATEMENT	67

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CEO PAY RATIO FOR FISCAL YEAR 2023

Pay Ratio

Our CEO to median-compensated employee pay ratio has been calculated in accordance with the applicable rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Mr. Rowe had 2023 total compensation of $10,612,226, which reflects the total compensation reported in the “Summary Compensation Table” in this proxy statement, plus the employer-paid portion of health, vision and dental benefits and disability insurance premiums available to U.S. full-time employees. Our median employee’s annual total compensation for 2023 was $75,833, calculated using the same methodology as used in the calculation of our CEO’s compensation discussed above. As a result, the annual total compensation for our CEO in 2023 was approximately 140 times that of our median employee’s annual total compensation.

Identification of Median Employee

We identified the median employee by examining the 2023 total target cash compensation for all employees who were employed by the Company or its consolidated subsidiaries on December 31, 2023, excluding our CEO.

Total target cash compensation was calculated by totaling an employee’s annual base salary and target incentive compensation. We did not make any assumptions, adjustments, or estimates with respect to total target cash compensation. We used total target cash compensation and excluded annual equity awards for our calculations because we do not widely distribute annual equity awards to employees.

Annual Total Compensation

After identifying the median employee based on total target cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the “Summary Compensation Table” in this proxy statement, except that for purposes of determining our CEO to median compensation employee pay ratio, we included the employer-paid portion of health, vision and dental benefits and disability insurance premiums.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2024 PROXY STATEMENT	68

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PROPOSAL TWO:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

At each annual meeting, the Board provides shareholders the opportunity to cast an advisory vote on the compensation of our Named Executive Officers, pursuant to Schedule 14A of the Securities Exchange Act. This proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers. At our 2023 Annual Meeting, our shareholders voted in favor of holding Say on Pay votes on an annual basis, and we currently hold Say on Pay votes every year. We expect that our next Say on Pay vote following the 2024 Annual Meeting will be held at our 2025 Annual Meeting of Shareholders provided our Board does not change our annual Say on Pay frequency.

The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. This Say on Pay vote is advisory, meaning that it is not binding on the O&C Committee or Board. This vote will not affect any compensation already paid or awarded to any Named Executive Officer, nor will it overrule any decisions the Board has made. Nonetheless, the O&C Committee and the Board will review and carefully consider the outcome of the advisory vote on executive compensation when making future decisions regarding our executive compensation programs and policies.

We generally design our executive compensation programs to implement our core objectives of attracting and retaining key leaders, rewarding current performance, driving future performance and aligning the long-term interests of our executives with those of our shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement. In the CD&A, we have provided shareholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs and how our compensation plans are administered.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the Flowserve Corporation shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the section of this Proxy Statement entitled ‘Executive Compensation’.”

The Board recommends that you vote “FOR” the approval of this advisory vote on Executive Compensation.

2024 PROXY STATEMENT	69

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.

The policy provides that the CG&N Committee reviews transactions subject to the policy and determines whether or not to approve or ratify (in certain limited circumstances where pre-approval was not feasible) those transactions. In doing so, the CG&N Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chairman of the CG&N Committee to pre-approve or ratify transactions (in certain limited circumstances where pre-approval was not feasible) where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the Chairman is provided to the full CG&N Committee for its review in connection with each regularly scheduled CG&N Committee meeting.

The CG&N Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•	business transactions with other companies in which a related person’s only relationship is as an employee, director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NYSE’s listing standards and the Company’s director independence standards; and
•	charitable contributions, grants or endowments to a charitable organization where a related person is an employee if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual receipts.

Since January 1, 2023, there were no reportable related person transactions, and there are currently no proposed transactions in excess of $120,000 in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

2024 PROXY STATEMENT	70

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SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth as of March 18, 2024, ownership of Company common stock by director nominees, members of the Board, each executive officer individually and all members of the Board and all executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified possesses sole voting and investment power with respect to his or her shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Total		Percent of Class
Directors
Sujeet Chand	1,000		20,544	(2)	*
Ruby R. Chandy	2,574		28,472	(3)	*
Gayla J. Delly	18,387		64,368	(4)	*
John L. Garrison	—		27,855	(8)	*
Cheryl H. Johnson	1,623		2,305	(5)	*
Michael C. McMurray	4,453		18,387	(6)	*
Thomas B. Okray	4,453		4,453		*
David E. Roberts	—		48,073	(8)	*
R. Scott Rowe	564,455	(9)	564,455		*
Kenneth I. Siegel	3,229		11,523	(7)	*
Carlyn R. Taylor	—		23,682	(8)	*
Named Executive Officers
Susan C. Hudson	8,723		8,723		*
Amy B. Schwetz	71,085		71,085		*
Kirk R. Wilson	46,832		46,832		*
Lamar L. Duhon	5,975		5,975		*
All members of the Board and executive officers as a group (15 individuals)	732,789	(10)	946,732	(11)	*
*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. For each person or group, also includes any securities that person or group has the right to acquire within 60 days pursuant to stock options under certain Company stock option and incentive plans.
(2)	Includes 19,544 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Chand does not possess any voting or investment power over these deferred shares.
(3)	Includes 25,898 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Chandy does not possess any voting or investment power over these deferred shares.
(4)	Includes 45,981 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Delly does not possess any voting or investment power over these deferred shares.
(5)	Includes 682 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Johnson does not possess any voting or investment power over these deferred shares.
(6)	Includes 13,934 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. McMurray does not possess any voting or investment power over these deferred shares.
(7)	Includes 8,294 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Siegel does not possess any voting or investment power over these deferred shares.
(8)	Represents shares that have been deferred under the director stock deferral plan and/or a Company stock plan. The holder does not possess any voting or investment power over these deferred shares.
(9)	Includes 114,943 shares of common stock that Mr. Rowe has the right to acquire within 60 days pursuant to the exercise of stock options.
(10)	Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans.
(11)	Includes 114,943 shares of common stock that members of this group have the right to acquire within 60 days pursuant to the exercise of stock options, in each case under certain Company stock incentive plans. Also includes 213,943 shares that have been deferred under various Company plans for which no member of the group possesses voting or investment power.

2024 PROXY STATEMENT	71

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following shareholders reported to the SEC that they beneficially own more than 5% of the Company’s outstanding common stock. The information is presented as of December 31, 2023, except as noted, and is based on stock ownership reports on Schedule 13G filed with the SEC and subsequently provided to us. We know of no other shareholder holding more than 5% of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	13,633,934	(3)	10.4%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	13,405,458	(4)	10.2%
First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	10,719,655	(5)	8.1%
Wellington Management Company LLP 280 Congress Street Boston, MA 02210	9,171,175	(6)	7.0%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2)	Based on shares outstanding on March 18, 2024.
(3)	Based on a Schedule 13G/A filed with the SEC on March 7, 2024. The filing indicates sole voting power for 12,645,581 shares, shared voting power for 0 shares, sole dispositive power for 13,633,934 shares and shared dispositive power for 0 shares.
(4)	Based on a Schedule 13G/A filed with the SEC on February 13, 2024. The filing indicates sole voting power for 0 shares, shared voting power for 42,467 shares, sole dispositive power for 13,237,394 shares and shared dispositive power for 168,064 shares.
(5)	Based on a Schedule 13G/A filed with the SEC on February 8, 2024. The filing indicates sole voting power for 9,727,066 shares, shared voting power for 0 shares, sole dispositive power for 10,719,655 shares and shared dispositive power for 0 shares. First Eagle Investment Management, LLC is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various clients. The First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 7,892,216 of the reported shares.
(6)	Based on a Schedule 13G/A filed with the SEC on February 14, 2024. The filing indicates sole voting power for 0 shares, shared voting power for 7,409,454 shares, sole dispositive power for 0 shares and shared dispositive power for 9,171,175 shares. Wellington Management Group LLP directly or indirectly owns several investment advisors, and such investment advisors are deemed to be beneficial owners of these shares as a result of acting as investment advisors to various clients.

2024 PROXY STATEMENT	72

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PROPOSAL THREE:
RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS OUR INDEPENDENT AUDITOR FOR 2024

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for 2024.

We are asking our shareholders to ratify the appointment of PwC as our independent registered public accounting firm for 2024. Although shareholder ratification is not required by our By-Laws or otherwise, the Board is submitting this proposal for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm, though the Company may nonetheless determine to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board recommends that you vote “FOR” the ratification of appointment of PricewaterhouseCoopers to serve as our independent auditor for 2024.

2024 PROXY STATEMENT	73

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OTHER AUDIT INFORMATION

Relationship with Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2000. In this role, PwC audits the financial statements of the Company. Representatives from PwC are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders. They will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees and Services

The following table summarizes the aggregate fees (excluding value added taxes) for professional services incurred by the Company for the audits of its 2023 and 2022 financial statements and other fees billed to the Company by PwC in 2023 and 2022. In general, the Company retains PwC for services that are logically related to or natural extensions of services performed by independent auditors.

	2023	2022
Audit Fees(1)	$8,727,000	$8,379,000
Audit-Related Fees(2)	35,000	103,000
Total Audit-Related Fees	8,762,000	8,481,000
Tax Compliance	250,000	317,000
Total Tax Fees(3)	250,000	317,000
All Other Fees(4)	7,000	6,000
TOTAL FEES(5)	$9,019,000	$8,804,000
(1)	Fees for the years ended December 31, 2023 and 2022 consist of the audit of the Company’s consolidated financial statements, including effectiveness of internal controls over financial reporting, reviews of the Company’s quarterly financial statements, and subsidiary statutory audits.
(2)	Audit-related fees consist of other attestation services, pension plan audit procedures and review of supplementary filings.
(3)	Tax fees consist of tax audit defense and compliance services.
(4)	All other fees consist of accounting research and disclosure software licenses and compilation services.
(5)	2023 Total Fees include $256,000 of fees related to the 2022 audit that were billed, approved and paid in 2023.

Audit Committee Approval Policy

The Audit Committee approves all proposed services and related fees to be rendered by the Company’s independent registered public accounting firm prior to their engagement. Services to be provided by the Company’s independent registered public accounting firm generally include audit services, audit-related services and certain tax services. Each year, the Audit Committee discusses the scope of the audit plan with its independent registered public accounting firm and all audit and audit-related services, tax services, and other services for the upcoming fiscal year are provided to the Audit Committee for pre-approval. The services, which may be provided in the upcoming twelve-month period, are grouped into significant categories substantially in the format shown above. The Audit Committee is updated on the status of all services and related fees on a periodic basis or more frequently as matters warrant. All of the fees described above were pre-approved by the Audit Committee.

The Audit Committee approves the scope and timing of the external audit plan for the Company and focuses on any matters that may affect the scope of the audit or the independence of the Company’s independent registered public accounting firm. In that regard, the Audit Committee receives certain representations from the Company’s independent registered public accounting firm regarding their independence and permissibility under the applicable laws and regulations of any services provided to the Company outside the scope of those otherwise allowed. The Audit Committee also approves the internal audit plan for the Company.

The Audit Committee may delegate its approval authority to the Chairman of the Audit Committee to the extent allowed by law. In the case of any delegation, the Chairman must disclose all approval determinations to the full Audit Committee as soon as possible after such determinations have been made.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is composed of four independent directors: Thomas B. Okray (Chairman), Sujeet Chand, Kenneth I. Siegel and Carlyn R. Taylor. Mr. Okray joined the Audit Committee in April 2023. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met 7 times in 2023 and discussed matters, explained in more detail below, with the independent auditors, internal auditors and members of management.

Roles and Responsibilities

Management has primary responsibility for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on this audit. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and issuing a report on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to proactively monitor and oversee this process, including the engagement of the independent auditors, the pre-approval of their annual audit plan and the review of their annual audit report. In addition, the Audit Committee reviews, monitors and evaluates how the Company and management implement new accounting principles generally accepted in the United States (“GAAP”) and use non-GAAP measures.

Committee Oversight of Financial Statements

In this context, the Audit Committee has met and held detailed discussions with management on the Company’s consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and that these statements fairly present the financial condition and results of operations of the Company for the period described. The Audit Committee has relied upon this representation without any independent verification, except for the work of PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed these statements with PwC, both with and without management present, and has relied upon their reported opinion on these financial statements.

Required Communications with PwC

The Audit Committee further discussed with PwC matters required to be discussed by standards, including applicable requirements of the PCAOB and the Commission, and critical audit matters. In addition, the Audit Committee received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning its independence and has discussed with PwC its independence from the Company and its management.

Recommendation

Based on these reviews and discussions, including the Audit Committee’s specific review with management of the Company’s Annual Report and based upon the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report filed with the SEC.

Thomas B. Okray, Chairman

Sujeet Chand

Kenneth I. Siegel

Carlyn R. Taylor

2024 PROXY STATEMENT	75

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PROPOSAL FOUR:
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

The Board adopted the Flowserve Corporation 2024 Employee Stock Purchase Plan (the “ESPP”) on February 9, 2024, subject to approval by the Company’s shareholders.  In this proposal, we are asking our shareholders for such approval. The ESPP is not intended to qualify for special tax treatment under Section 423 of the IRC. The ESPP is designed to encourage and enable our eligible employees to acquire a proprietary interest in the Company through the ownership of our common stock, which is intended to enhance their sense of participation in the Company’s performance and provide an incentive for them to continue employment.

The ESPP will allow U.S. based employees to accumulate payroll deductions over designated accumulation periods, which are then used to purchase shares of company common stock at fair value on designated purchase dates.  The Company will provide plan participants with a matching contribution of fully vested stock in an amount equal to 15% of the total shares purchased by the participant on the applicable purchase date, rounded up to the nearest whole share. A total of 4,000,000 shares of common stock, or approximately 3% of our outstanding shares as of January 1, 2024, may be purchased or otherwise issued under the ESPP.

Plan Summary

The following description of the ESPP is not intended to be complete. This summary is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached as Annex IV to this Proxy Statement. You are urged to read the text of the ESPP in its entirety.

Administration

The ESPP is administered by the O&C Committee or another committee designated by our Board, which we refer to herein as the Committee. All questions of interpretation regarding the ESPP are determined by the Committee. The Committee may delegate its responsibilities under the ESPP to one or more other persons. The Committee has initially delegated its authority under the ESPP to each of the Company’s SVP, Chief Human Resources Officer and SVP, Chief Legal Officer & Corporate Secretary.

Eligibility; Participation; Contribution Limits

Generally, all U.S.-based employees of the Company and its participating subsidiaries (the “Participating Employer”) are eligible to participate in the ESPP.  However, the following individuals generally are not eligible to participate:

•	employees covered by a collective bargaining agreement, unless such agreement provides for their participation in the ESPP;
•	temporary employees; and
•	individuals who are not on the U.S. payroll of a Participating Employer.

An eligible employee may begin participating in the ESPP by executing a payroll deduction election form. Once enrolled in the ESPP, a participant is able to purchase shares of our common stock with payroll deductions on the applicable purchase date. Once an accumulation period is over, a participant is automatically enrolled in the next accumulation period unless the participant chooses to withdraw from the ESPP, the participant’s employment is terminated, or the participant contributes an amount equal to or in excess of $25,000, which is the maximum amount permitted under the ESPP in a calendar year.

As of January 1, 2024, approximately 4,600 employees, including our executive officers, would have eligibility to participate in the ESPP.

Shares Subject to the ESPP

A total of 4,000,000 shares of our common stock may be issued or transferred under the ESPP. As of March 18, 2024, a total of 131,740,713 shares of our common stock were outstanding.  As a result, if approved, the ESPP will increase dilution by approximately 3%. Shares issued under the ESPP may consist, in whole or in part, of previously unissued shares, treasury shares or shares purchased on the open market. As of March 18, 2024, the closing price per share of common stock as reported on the NYSE was $44.55.

2024 PROXY STATEMENT	76

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Payroll Deductions; Purchase of Shares; Matching Contributions

Payroll deductions will be made at the participant’s election as a percentage of the participant’s covered compensation in 1% increments up to 50%. The Committee may, in its discretion, establish a minimum contribution amount per accumulation period. In addition, the maximum amount that a participant may contribute to the ESPP for share purchases is limited to $25,000 per calendar year. Payroll contributions may not be increased or decreased (other than decreased to 0%), during an accumulation period; however, a participant may withdraw from the ESPP as described below.

Unless otherwise determined by the Committee, the initial purchase dates under the ESPP will be the first trading date of each calendar month starting with December, 2024. On each purchase date, the Company will apply the funds then credited to each participant’s plan account to the purchase of shares of common stock by dividing the amount of funds in the participant’s plan account by the purchase price. The purchase price will be the closing price per share of common stock on the trading date immediately preceding the purchase date. Any resulting fractional share will be rounded down to the next lower whole share and such remaining amount in the participant’s plan account will be carried over to the next accumulation period.

As soon as practicable following the end of each accumulation period, the number of shares purchased by each participant will be deposited into an account established in the participant’s name.

On each purchase date, the Company will also make a matching grant of fully vested shares of common stock to each participant equal to 15% of the number of such participant’s shares purchased on the applicable purchase date, rounded up to the nearest whole share.

Withdrawal from the ESPP; Termination of Employment

Upon a participant’s withdrawal from participation from the ESPP, all accumulated payroll deductions in the participant’s plan account will be returned, without interest, to the participant. The participant will be permitted to resume contributions for a future accumulation period if he or she then is an eligible employee and completes a new payroll deduction election.

A participant will cease to participate in the ESPP when the participant ceases to qualify as an eligible employee. Unless otherwise determined by the Committee, all payroll deductions credited to the former participant’s plan account as of such date will be returned, without interest, to the former participant or to the former participant’s designated beneficiary, as the case may be.

Transferability

Rights to purchase shares of common stock under the ESPP may not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.

Holding Period

Participants are not permitted to dispose of shares acquired under the ESPP until the earlier of (i) six months from the applicable purchase date or (ii) the date of the participant’s termination of employment with all Participating Employers.

Amendment or Termination of the ESPP

The ESPP will continue until terminated by the Board. The Board may at any time suspend or discontinue the ESPP. The Board or the Committee may, at any time and from time to time, without the consent of participants, amend the ESPP in whole or in part; provided that to the extent stockholder approval is required under applicable law or the rules of any exchange on which the Company’s common stock is then traded, such amendment will be contingent upon obtaining stockholder approval.

Tax Withholding

The Company has the right to withhold from amounts otherwise payable to a participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the participant to pay such withholding taxes.

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Federal Income Tax Information

The following summary briefly describes the U.S. federal income tax consequences of participation in the ESPP. The summary, however, is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of participation in the ESPP. Participant contributions to the ESPP are made on an after-tax basis. There is no taxable event on the purchase date with respect to shares of common stock purchased under the ESPP because such shares are purchased at their fair market value. However, any matching grant provided to a participant will be taxable compensation to the participant. The relevant Participating Employer will generally be entitled to a deduction at such time equal to the value of the matching grant to the participant. Any further appreciation or depreciation in shares purchased or otherwise issued under the ESPP will be treated as capital gain or loss.

New Plan Benefits

Levels of participation in the ESPP are not currently determinable and, accordingly, the Company is unable to predict the number of shares that may be purchased thereunder, or matching grants that will be made thereunder to any specific participant.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information about our common stock that may be issued upon the exercise of options or vesting of restricted stock units and performance share units granted under the Flowserve Corporation 2010 Equity and Incentive Compensation Plan (the “2010 Plan”) and the Flowserve Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”) as of December 31, 2023.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(2)
Equity compensation plans approved by securities holders	2,584,856	48.63	8,317,411
Equity compensation plans not approved by securities holders	—	—	—
TOTAL	2,584,856	48.63	8,317,411

(1)	These amounts represent the weighted average exercise price for the total number of outstanding options. No such value is included for RSUs or PSUs.
(2)	The shares of common stock reflected in this column include shares available for issuance under the 2020 Plan.

The Board recommends that you vote “FOR” the approval of the Flowserve Corporation 2024 Employee Stock Purchase Plan.

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PROPOSAL FIVE:
PROVIDE A SEMIANNUAL REPORT ON POLITICAL SPENDING

John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of 150 shares of the Company’s common stock, has stated that he intends to present the following proposal at the Annual Meeting. The Company is not responsible for the content of the proposal. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal.

Shareholder Proposal

Proposal 5 – Transparency in Lobbying

Resolved, Shareholders request that Flowserve provide a report, updated semiannually, disclosing the Company’s:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
(a)	The identity of the recipient as well as the amount paid to each; and
(b)	The title(s) of the person(s) in the Company responsible for decision-making

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

As a long-term shareholder of Flowserve, I support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

A company’s reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations – groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.

The Conference Board’s 2021 “Under a Microscope” report details these risks, recommends the process suggested in this proposal, and warns “a new era of stakeholder scrutiny, social media, and political polarization has propelled corporate political activity – and the risks that come with it – into the spotlight. Political activity can pose increasingly significant risks for companies, including the perception that political contributions – and other forms of activity – are at odds with core company values”

This proposal asks Flowserve to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations which may be used for electoral purposes – and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Fortive Corp., The Boeing Company, and, General Electric Co., which present this information on their websites.

Without knowing the recipients of our company’s political dollars FLS shareholders cannot sufficiently assess whether our company’s election-related spending aligns or conflicts with its policies on climate change and sustainability, or other areas of concern. Thus it will be a best practice for FLS to expand its political spending disclosure.

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Recommendation of the Board

The Board has carefully considered this proposal and believes that it is unnecessary and not in the best interests of our shareholders. Consequently, the Board UNANIMOUSLY recommends a vote AGAINST this proposal for the following reasons.

The Company Does Not Make Political Contributions And Our Political Activities Policy Is Subject to Oversight By The Board’s Corporate Governance and Nominating Committee.

For over ten years, the Company has not contributed any corporate money to political campaigns or political organizations, and the Company does not have a Company-sponsored political action committee (PAC). This is in keeping with our stated long-standing position that the Company is a non-partisan corporation that does not actively engage in the political process. As described in our Political Activities Policy which is located at www.flowserve.com under the “Corporate Governance” section, the Company will not use corporate funds or assets to make direct or indirect political contributions (as described in the policy), except with respect to dues paid to trade associations and other tax-exempt organizations who may use such dues for political activity purposes. In addition, no Company director, officer or employee is permitted to make political contributions on behalf of or for the Company.

Our Political Activities Policy is overseen by the Board’s CG&N Committee. In addition, management reports to the CG&N Committee on the Company’s compliance with the policy at least annually.

The Proposal Is Unnecessary Because Even If The Company Did Participate In The Political Process, Such Political Expenditures Would Be Disclosed As Required By Law.

Political contributions of all types are subject to extensive governmental regulation and public disclosure requirements. Election laws at both the federal and state level require either the contributor or the recipient campaign or committee to publicly file reports disclosing such contributions. Those disclosures are aggregated by a number of independent and non-partisan groups and are available and easily searchable on public websites, making the report requested by this proposal unnecessary.

In accordance with federal law, corporations cannot use corporate funds to make direct contributions to candidates for federal political office. While the Company does not currently actively participate in the political process, whether through contributions to political parties, candidates or political organizations or electioneering activity, if it were to do so, it would do so in full compliance with all applicable disclosure laws, as required under our Political Activities Policy.

The Cost And Effort Of Providing The Additional Information Requested By This Proposal Would Significantly Exceed The Value Such Information Would Have To Our Shareholders.

As described above, the Company does not currently actively participate in the political process. However, as noted in our Political Activities Policy, the Company does participate in various industry groups and trade associations that further our business, economic and community interests. The industry groups and trade associations of which we are a member help keep the Company informed of developments and trends in the manufacturing industry and issues important to the Company as a global company and employer. These organizations may support their member companies through educational forums, political activities and advocacy to advance issues of common concern to the industrial manufacturing industry or the business community at large. These industry groups or trade associations may also take political or policy positions we do not share, and that are not directly attributable to the membership dues we pay. The Company reviews these memberships annually to assess their business value and their alignment with our overall public policy agenda.

As discussed in our Political Activities Policy, the Company seeks to promote transparency regarding the activities of such industry groups and trade associations in which we participate. Accordingly, we already provide voluntarily annual disclosure regarding the portion of payments to any such U.S.-based organizations that the organization reports as being used for political activity purposes where the Company’s total annual payments to the organization are $100,000 or greater. As a result, we already provide meaningful disclosure to our shareholders and other stakeholders regarding the extent to which our membership dues to trade associations and industry groups may be used for political purposes.

The proposal would mandate additional granular disclosure regarding all payments to trade associations and other tax-exempt organizations that may be used for electoral purposes. We believe this additional disclosure is unnecessary and would not provide decision-useful information to our shareholders. It can be difficult to assess exactly how dues paid to such organizations could be used, which would make it difficult to comply with the reporting requirements of this proposal and require further corporate expenditures with little return for our shareholders. Therefore, we do not believe that the benefit of the requested report outweighs the resources required to prepare such a report.

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Thus, after careful consideration of the proposal, the Board has concluded that the additional disclosure mandated by the report is unnecessary, as the Company has already clearly and publicly stated that it does not actively engage in the political process. The Company already provides meaningful disclosure regarding our policies and procedures regarding political activities and our participation in trade associations and other organizations. Moreover, our Political Activities Policy is subject to direct oversight by the Board’s CG&N Committee. Accordingly, the Board believes providing the additional information requested by the proposal would also not be an efficient use of the Company’s resources or be in the best interest of our shareholders.

For these reasons, the Board unanimously urges shareholders to vote AGAINST the proposal to prepare a report disclosing additional information regarding the Company’s political spending and related policies and procedures.

The Board recommends that you vote “AGAINST” this shareholder proposal.

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OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters are properly brought before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

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GENERAL VOTING AND MEETING INFORMATION

Frequently Asked Questions About The Annual Meeting & Proxy Materials

Proxy Materials

Why am I receiving this proxy statement?

We are first providing these proxy materials to shareholders on or about April 2, 2024, in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, which will be held on May 16, 2024, and at any adjournments or postponements of this scheduled meeting.

How can I access the proxy materials electronically or sign up for electronic delivery?

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2024

We may furnish proxy materials, including this proxy statement and the Company’s annual report for the year ending December 31, 2023, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our shareholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested.

This proxy statement and the Company’s annual report for the year ending December 31, 2023, are available electronically on our hosted website at https://www.proxyvote.com.

To access and review the materials made available electronically:

1.	Go to https://www.proxyvote.com and input the 16-digit control number from the Notice of Internet Availability or proxy card.
2.	Click the “2024 Proxy Statement” in the right column.
3.	Have your proxy card or voting instructions available.

We encourage you to review all of the important information contained in the proxy materials before voting.

Who will bear the cost of this solicitation, and how will proxies be solicited?

The Company bears the full cost of soliciting proxies, which will be conducted primarily by mail. The Company has also retained Alliance Advisors to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock. For these services, the Company will pay Alliance Advisors a fee of $12,500 plus reimbursement for reasonable out-of-pocket expenses. Brokerage firms and other custodians, nominees and fiduciaries are reimbursed by the Company for reasonable out-of-pocket expenses that they incur to send proxy materials to shareholders and solicit their votes. In addition to this mailing, proxies may be solicited, without extra compensation, by our officers and employees, by mail, telephone, facsimile, electronic mail and other methods of communication.

Why did my household only receive one set of proxy materials?

To reduce the expenses of delivering duplicate proxy materials, we deliver one Notice of Internet Availability and, if applicable, annual report and proxy statement, to multiple shareholders sharing the same mailing address unless otherwise requested. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address upon request at no cost. Shareholders with a shared address may also request that we send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to delivery of proxy materials may be made by calling Investor Relations at (972) 443-6500 or writing to our principal executive offices at Flowserve Corporation, Attention: Investor Relations, 5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or similar organization to request information about this “householding” procedure.

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Voting

Who may vote?

Shareholders of record at the close of business on March 18, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 131,740,713 shares of common stock were issued and outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share owned.

What are the voting requirements and the Board’s recommendations on each proposal?

The following table sets forth the voting standards for each proposal being voted on at the Annual Meeting and the Board’s recommendations.

Effect of…
Proposal	Board Recommendation	Required Vote	Abstentions	Broker Non-votes, if any
1. Election of directors	For each nominee	Majority of the votes cast	No effect	No effect
2. Advisory vote to approve executive compensation	For	Majority of the votes cast	No effect	No effect
3. Ratification of auditors	For	Majority of the votes cast	No effect	N/A
4. Approval of employee stock purchase plan	For	Majority of the votes cast	No effect	No effect
5. Shareholder proposal	Against	Majority of the votes cast	No effect	No effect

Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations above. Although the Board expects that the nominees will be available to serve as directors, if any of them should be unable or for good cause unwilling to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

What is the effect of abstentions and broker non-votes?

If your shares are held through a broker, bank or other nominee, your vote instructs these institutions how you want your shares to be voted. If you vote on each proposal, your shares will be voted in accordance with your instructions. If brokers, banks or other nominees do not receive specific instructions, they may only vote on matters for which they have discretionary power to vote. If you do not provide voting instructions and your broker, bank or other nominee does not have discretion to vote on the matter, it will result in a “broker non-vote” for the matters on which they do not vote. Your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1), the advisory vote to approve executive compensation (Proposal 2), the approval of the employee stock purchase plan (Proposal 4), or the approval of the shareholder proposal regarding political spending (Proposal 5). Accordingly, if you do not provide timely instructions to your broker, bank or other nominee that holds your shares, that institution will be prohibited from voting on all the proposals in its discretion, except the ratification of the appointment of the independent auditor (Proposal 3). Abstentions occur when you provide voting instructions but instruct your broker, bank other other nominee to abstain from voting on a particular matter instead of voting for or against the matter. Abstentions are not considered as votes cast and will not be counted in determining the outcome of the vote on the election of directors or on any of the other proposals. We therefore urge you to vote on ALL voting items.

What constitutes a quorum?

A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock constitutes a quorum. Abstentions, withheld votes, and broker non-votes are counted as present at the meeting for purposes of determining a quorum.

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How do I vote?

If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted. “Street name” shareholders who wish to vote online during the Annual Meeting and whose voting instruction form or Notice of Internet Availability indicates that they may vote those shares through https://www.proxyvote.com may attend and vote at the Annual Meeting at https://www.virtualshareholdermeeting.com/FLS2024 by entering the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability and other information requested on the log-in page. “Street name” shareholders who did not receive a 16-digit control number should contact their bank, broker or other nominee at least five days before the Annual Meeting and obtain a “legal proxy” to be able to participate in or vote online at the meeting.

If you hold your shares in your own name as a holder of record, you may vote your shares using one of the methods described below:

•	Vote by Internet in Advance of the Annual Meeting. You can vote via the Internet by going to https://www.proxyvote.com and following the on-screen instructions. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 15, 2024. Have your proxy card available when you access the Internet website.
•	Vote by Telephone in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you can vote by telephone by calling toll-free to 1-800-690-6903 from the United States and Canada and following the voice instructions. Have your proxy card available when you place your telephone call. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 15, 2024.
•	Vote by Mail in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you may mark the enclosed proxy card, sign and date it and return it to Broadridge in the enclosed envelope as soon as possible before the Annual Meeting. Your signed proxy card must be received by Broadridge prior to May 16, 2024, the date of the Annual Meeting for your vote to be counted at the Annual Meeting. Please note that if you vote by Internet or telephone, you do not need to return a proxy card.
•	Vote Online During the Annual Meeting. You may attend the Annual Meeting virtually and vote online at https:// www.virtualshareholdermeeting.com/FLS2024 by entering the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability and other information requested on the log-in page.

How do I vote if I participate in the Flowserve Corporation Retirement Savings Plan?

If you are a participant in the Flowserve Corporation Retirement Savings Plan, your vote serves as a voting instruction to the trustee for this plan.

•	To be timely, your vote by telephone or Internet must be received by 11:59 p.m., Eastern Time, on May 13, 2024. If you do not vote by telephone or Internet, please return your proxy card as soon as possible.
•	If you vote in a timely manner, the trustee will vote the shares as you have directed.
•	If you do not vote in a timely manner, the trustee will vote your shares in the same proportion as the shares voted by participants who timely return their cards to the trustee.

How can I change my vote?

You may revoke your proxy at any time before it has been exercised at the Annual Meeting by:

•	timely mailing in a revised proxy dated later than the prior submitted proxy;
•	timely notifying the Corporate Secretary in writing that you are revoking your proxy;
•	timely casting a new vote by telephone or the Internet; or
•	attending the Annual Meeting virtually and voting online (and by following the instructions under “How do I vote?”, including by entering your 16-digit control number).

Who will count the votes?

Broadridge, our independent inspector of elections for the Annual Meeting, will tabulate voted proxies.

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How can I attend the Annual Meeting online?

Shareholders as of the record date will be able to participate in the Annual Meeting virtually. Shareholders attending the Annual Meeting will have the opportunity to cast their votes online during the meeting, by following the instructions provided under “How do I vote?” and ask questions of management and our directors during the question and answer portion of the Annual Meeting, as described under “May I ask questions prior to or during the Annual Meeting?”. Online check-in will be available approximately 15 minutes before the meeting starts. We encourage you to allow ample time for check-in procedures.

A guest log-in option will be available in listen-only mode. Anyone wishing to do so may go to https://www.virtualshareholdermeeting.com/FLS2024 and enter as a guest. Shareholders who attend the Annual Meeting online as a guest will not be able to participate in, vote or ask questions during the Annual Meeting.

We will also broadcast the Annual Meeting as a live audio webcast at ir.flowserve.com under the “Events & Presentations” section.

May I ask questions prior to or during the Annual Meeting?

Shareholders as of the record date that receive a 16-digit code on their proxy card, voting instruction form or Notice of Internet Availability (including “street name” shareholders who subsequently obtain a legal proxy and 16-digit control number) may submit questions in advance of the meeting, beginning on May 11, 2024, by following the instructions at https://www.proxyvote.com.

Shareholders as of the record date who attend and participate in the virtual Annual Meeting at https://www.virtualshareholdermeeting.com/FLS2024 using their 16-digit control number (as described above) will have an opportunity to submit questions online during the meeting. Shareholders attending the meeting online who do not log-in to the virtual meeting portal with their 16-digit control number and other information requested on the log-in page may not ask questions or vote their shares during the meeting.

Beginning on May 2, 2024, we will post meeting rules of conduct at https://www.proxyvote.com, which will set out the rules that will govern shareholders’ participation in the Annual Meeting. The rules of conduct will provide that each shareholder will be limited to a total of three questions of no more than one minute each in order to allow sufficient time to address as many relevant questions that are submitted as possible. We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints.

Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at https://ir.flowserve.com following the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at 11:00 a.m. CDT and until the meeting has finished.

What if I was not able to attend the Annual Meeting?

A replay of the meeting will be made available on our website at https://ir.flowserve.com under the “Events & Presentations” section after the meeting.

Where can I find the voting results after the Annual Meeting?

We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC within four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).

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How can I reach the Company to request materials or information referred to in these Questions and Answers?

You may order a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, free of charge, or request other information by mail addressed to:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Investor Relations

This information is also available free of charge on the SEC’s website, https://www.sec.gov, and our website, https://ir.flowserve.com.

Shareholder Proposals and Nominations

Shareholder Proposals for Inclusion in the 2025 Proxy Statement (Rule 14a-8 Proposals)

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), certain shareholder proposals may be eligible for inclusion in our 2025 proxy statement. These shareholder proposals must comply with the requirements of Rule 14a-8, including a requirement that shareholder proposals be received no later than 6:00 p.m. CDT on December 3, 2024. All proposals should be addressed to the Corporate Secretary at the address below. We strongly encourage any shareholder interested in submitting a proposal to contact the Corporate Secretary in advance of this deadline to discuss the proposal. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement.

Director Nominees for Inclusion in the 2025 Proxy Statement (Proxy Access)

In order for an eligible shareholder or group of shareholders to nominate a director nominee for election at our 2025 Annual Meeting of shareholders pursuant to the proxy access provision of our By-Laws, the shareholder must submit notice of such nomination and other required information in writing between November 3, 2024 and December 3, 2024. If, however, the 2025 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2024 Annual Meeting, the shareholder must submit any such notice and other required information between (i) 150 calendar days prior to the 2025 Annual Meeting and (ii) the later of 120 calendar days prior to the 2025 Annual Meeting or 10 days following the date on which the date of the 2025 Annual Meeting is first publicly announced. The nomination and supporting materials must also comply with the requirements set forth in our By-Laws for inclusion of director nominees in the proxy statement.

Other Shareholder Proposals/Nominees to be Presented at the 2025 Annual Meeting

Alternatively, under the Company’s By-Laws, if a shareholder does not want to submit a proposal for inclusion in our proxy statement but wants to introduce it at our 2025 Annual Meeting, or intends to nominate a person for election to the Board directly (rather than by inclusion in our proxy statement or by recommending such person as a candidate to our CG&N Committee) the shareholder’s notice must be delivered to the Corporate Secretary at the address below no earlier than January 16, 2025 and no later than February 15, 2025. If, however, the 2025 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2024 Annual Meeting, the shareholder must submit any such notice between (i) 120 calendar days prior to the 2025 Annual Meeting and (ii) the later of 90 calendar days prior to the 2025 Annual Meeting or 10 days following the date on which the date of the 2025 Annual Meeting is publicly announced.

The shareholder’s submission must be made by a registered shareholder on his or her behalf or on behalf of a beneficial owner of the shares and must include detailed information specified in our By-Laws concerning the proposal or nominee, as the case may be, and detailed information as to the shareholder’s interests in Company securities. In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws is March 17, 2025 (or, if the 2025 Annual Meeting is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of 60 calendar days prior to the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the 2025 Annual Meeting is first made by the Company). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our By-Laws as described above.

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At the 2025 Annual Meeting, we will not entertain any proposals or nominations that do not meet these requirements other than shareholder nominations eligible to be included in our 2025 proxy statement as described above.

If the shareholder does not comply with the requirements of Rule 14a-4(c)(1) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. The Company’s By-Laws are posted on the investor relations portion of our website at https://ir.flowserve.com under the “Corporate Governance—Documents & Charters” caption. To make a submission or to request a copy of the Company’s By-Laws, shareholders should contact our Corporate Secretary at our principal executive offices at the following address:

Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Corporate Secretary

We strongly encourage shareholders to seek advice from knowledgeable legal counsel and contact the Corporate Secretary before submitting a proposal or a nomination.

Standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals may be based on evolving protocols and assumptions which may change or be refined.

2024 PROXY STATEMENT	89

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ANNEX I:
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

Twelve Months Ended December 31, 2023 (Amounts in thousands, except per share data)	Gross Profit	Selling, General & Administrative Expenses	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings Attributable to Noncontrolling Interests	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$1,276,828	961,169	333,553	(49,870)	18,562	18,445	186,743	8.3%	$1.42
Reported as a percent of sales	29.6%	22.2%	7.7%	-1.2%	0.4%	0.4%	4.3%
Realignment charges(1)	21,012	(45,025)	66,037	—	14,949	—	51,088	22.6%	0.39
Discrete asset write-downs(2)(3)(4)(5)	715	(3,955)	4,670	2,000	1,611	—	5,059	24.2%	0.04
Acquisition related(6)	—	(7,247)	7,247	—	1,704	—	5,543	23.5%	0.04
Below-the-line foreign exchange impacts(7)	—	—	—	41,092	2,395	—	38,697	5.8%	0.29
Correction of prior period errors(8)	—	—	—	—	—	(3,559)	3,559	0.0%	0.03
Discrete tax benefit(9)	—	—	—	—	13,000	—	(13,000)	0.0%	(0.10)
Adjusted	$1,298,555	904,942	411,507	(6,778)	52,221	14,886	277,689	15.1%	$2.10
Adjusted as a percent of sales	30.1%	20.9%	9.5%	-0.2%	1.2%	0.3%	6.4%
Adjusted Net Earnings (Loss)	$277,689(a)
Operating cash flow	325,772
Less: Capital expenditures	(67,359)
Free cash flow	$258,413(b)
As adjusted free cash flow conversion rate (b)/(a)	93%

Notes:

Note:	Amounts may not recalculate due to rounding.
(1)	Charges represent realignment costs incurred as a result of realignment programs of which $9,701 is non-cash.
(2)	Charge represents a further expense of $1,834 associated with a sales contract that was initially adjusted out of Non-GAAP measures in 2017.
(3)	Includes reversals of expenses that were adjusted for Non-GAAP measures in previous periods of $81.
(4)	Charge represents a $2,917 non-cash write-down of a licensing agreement.
(5)	Charge represents a non-cash asset write-down of $2,000 associated with the impairment of an equity investment.
(6)	Charges represent costs associated with a terminated acquisition.
(7)	Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.
(8)	Represents the amount to correct the cumulative impact of immaterial prior period errors.
(9)	Represents a discrete tax benefit due to release of tax valuation allowance on the net deferred tax assets in a foreign jurisdiction. The associated tax expense was adjusted out on Non-GAAP measures in 2015.

2024 PROXY STATEMENT	90

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RECONCILIATION OF NON-GAAP MEASURES (Unaudited)

Twelve Months Ended December 31, 2022 (Amounts in thousands, except per share data)	Gross Profit	Selling, General & Administrative Expenses	Operating Income	Other Income (Expense), Net	Provision For (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
Reported	$994,295	815,545	197,219	(559)	(43,639)	188,689	-28.3%	$1.44
Reported as a percent of sales	27.5%	22.6%	5.5%	0.0%	-1.2%	5.2%
Realignment charges(1)	355	520	(165)	—	1,799	(1,964)	-1090.3%	(0.01)
Discrete asset write-downs(2)(3)(4)	13,490	(13,591)	27,081	—	1,967	25,114	7.3%	0.19
Below-the-line foreign exchange impacts(5)	—	—	—	(9,694)	(1,591)	(8,103)	16.4%	(0.06)
Discrete tax benefit(6)	—	—	—	-	59,313	(59,313)	0.0%	(0.45)
Adjusted	$1,008,140	802,474	224,135	(10,253)	17,849	144,423	10.4%	$1.10
Adjusted as a percent of sales	27.9%	22.2%	6.2%	-0.3%	0.5%	4.0%
Adjusted Net Earnings (Loss)	$144,423(a)
Operating cash flow	(40,010)
Less: Capital expenditures	(76,287)
Free cash flow	$(116,297)(b)
As adjusted free cash flow conversion rate (b)/(a)	-81%

Notes:

Note:	Amounts may not recalculate due to rounding.
(1)	Charges represent realignment costs incurred as a result of realignment programs of which $170 is non-cash.
(2)	Includes reversals of expenses that were adjusted for Non-GAAP measures in previous periods of $9,843.
(3)	Charges represent a $33,888 reserve of Russia-related financial exposures.
(4)	Charge represents a $3,036 non-cash asset write-down associated with the impairment of a trademark.
(5)	Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.
(6)	Represents a discrete tax benefit due to release of tax valuation allowance on the net deferred tax assets in foreign jurisdictions. The associated tax expense was adjusted out in 2017.

This Proxy Statement includes references to adjusted operating income, which is a “non-GAAP financial measure” as defined in the Securities Exchange Act of 1934, as amended. Adjusted operating income is calculated as operating income, plus certain realignment charges, discrete asset write-downs, and acquisition-related expenses. Management believes this measure presents to our investors an additional useful comparison between current results and results in prior operating periods and provides investors with a clearer view of the underlying trends of the business and that accordingly it should be utilized as a performance measure under the Company’s executive compensation plans. This non-GAAP financial measure, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

2024 PROXY STATEMENT	91

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ANNEX II:
2023-2025 PEER PERFORMANCE GROUP

1	Alaska Air Group, Inc.	24	Generac Holdings Inc.	47	Quanta Services, Inc.
2	Allegion plc	25	General Dynamics Corporation	48	RTX Corporation
3	American Airlines Group, Inc.	26	General Electric Company	49	Republic Services, Inc.
4	AMETEK, Inc.	27	Honeywell International Inc.	50	Robert Half Inc.
5	A.O. Smith Corporation	28	Howmet Aerospace Inc.	51	Rockwell Automation, Inc.
6	The Boeing Company	29	Huntington Ingalls Industries, Inc.	52	Rollins, Inc
7	Carrier Global Corporation	30	IDEX Corporation	53	Snap-on Incorporated
8	Caterpillar Inc.	31	Illinois Tool Works Inc.	54	Southwest Airlines Co.
9	C.H. Robinson Worldwide, Inc.	32	Ingersoll Rand Inc.	55	Stanley Black & Decker, Inc.
10	Cintas Corporation	33	Jacobs Solutions Inc.	56	Textron Inc.
11	Copart Inc	34	J.B. Hunt Transport Services, Inc.	57	Trane Technologies PLC
12	Costar Group, Inc.	35	Johnson Controls International plc	58	TransDigm Group Incorporated
13	CSX Corporation	36	L3Harris Technologies, Inc.	59	Union Pacific Corporation
14	Cummins Inc.	37	Leidos Holdings, Inc.	60	United Airlines Holdings, Inc.
15	Deere & Company	38	Lockheed Martin Corporation	61	United Parcel Service, Inc.
16	Delta Air Lines, Inc.	39	Masco Corporation	62	United Rentals, Inc.
17	Dover Corporation	40	Nordson Corporation	63	Verisk Analytics, Inc.
18	Eaton Corporation plc	41	Norfolk Southern Corporation	64	Waste Management, Inc.
19	Emerson Electric Co.	42	Northrop Grumman Corporation	65	Westinghouse Air Brake Technologies Corporation
20	Equifax Inc.	43	Old Dominion Freight Line, Inc.	66	W.W. Grainger, Inc.
21	Expeditors International of Washington, Inc.	44	Otis Worldwide Corporation	67	Xylem Inc.
22	Fastenal Company	45	PACCAR Inc
23	FedEx Corporation	46	Parker-Hannifin Corporation

2024 PROXY STATEMENT	92

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ANNEX III:
2021-2023 PEER PERFORMANCE GROUP

(as comprised on 12/31/23 due to M&A activity that occurred over the 3-year performance period)

Dover Corporation

Ebara Corporation

Enovis Corporation

IDEX Corporation

IMI PLC

ITT Inc.

KSB Group

Rotork PLC

Xylem Inc.

Ingersoll Rand Inc.

Sulzer

2024 PROXY STATEMENT	93

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ANNEX IV:
EMPLOYEE STOCK PURCHASE PLAN

FLOWSERVE CORPORATION

2024 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. ESTABLISHMENT; PURPOSE.

Flowserve Corporation, a New York corporation (the “Company”), hereby establishes an employee stock purchase plan known as the Flowserve Corporation 2024 Employee Stock Purchase Plan (the “Plan”), effective as of February 9, 2024, subject to approval by the Company’s shareholders. The Plan shall continue to be effective until terminated pursuant to Section 20. The purpose of the Plan is to provide Participants with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance each Participant’s sense of participation in the affairs of the Company, and to provide an incentive for Participants to continue their affiliation with the Company. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments, or replacements of such section).

SECTION 2. DEFINITIONS.

(a)	“Accumulation Period” means the period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 5.
(b)	“Committee” means the Organization and Compensation Committee of the Board, or any other committee appointed by the Board to administer the Plan, as described in Section 4.
(c)	“Compensation” is a Participant’s base wages or salary (i.e., exclusive of overtime or bonus payments) or the equivalent thereof, including, by way of example, vacation, jury duty or shift differential pay, paid to or on behalf of a Participant for services rendered to the Company or a Participating Employer.
(d)	“Board” means the Board of Directors of the Company.
(e)	“Code” means the Internal Revenue Code of 1986, as amended.
(f)	“Company” means Flowserve Corporation, a New York corporation.
(g)	“Election Form” has the meaning given in Section 5(b) below.
(h)	“Eligible Employee” means, for any Accumulation Period, any Employee of a Participating Employer, except those Employees:
(i)	who are included in a unit of Employees covered by a collective bargaining agreement, unless and to the extent such agreement provides that such Employees shall participate in the Plan, or the Participating Employer and the Committee have otherwise agreed to extend participation in the Plan to such Employees;
(ii)	who, as determined by the Committee in its sole discretion, are not regular or permanent full- or part-time Employees, including, without limitation interns or other temporary Employees;
(iii)	who are not treated as Employees by the Company or a Participating Employer for purposes of the Plan even though they may be so treated or considered under applicable law, including Code section 414(n), the Federal Insurance Contribution Act or the Fair Labor Standards Act (e.g., individuals treated as employees of a third party or as self-employed); or
(iv)	who, unless determined otherwise by the Committee are not on the U.S. payroll of a Participating Employer.
(i)	“Employee” means an individual who is an employee of a Participating Employer.
(j)	“Participant” means an Eligible Employee who elects to participate in the Plan.
(k)	“Participating Employer” means (i) the Company and (ii) each present or future direct or indirect subsidiary of the Company designated by the Committee as a Participating Employer.
(l)	“Plan” means this Flowserve Corporation 2024 Employee Stock Purchase Plan, as it may be amended from time to time.
(m)	“Plan Account” means the account established for each Participant pursuant to Section 9(a).
(n)	“Purchase Date” means a date on which the Company purchases Stock for each Participant pursuant to this Plan, as determined by the Committee. Unless otherwise determined by the Committee, the initial Purchase Dates under the Plan shall be the first trading date of each calendar month commencing with December, 2024.
(o)	“Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 9(b).
(p)	“Stock” means the common stock of the Company, U.S. $1.25 par value per share.

SECTION 3. STOCK AUTHORIZED UNDER THE PLAN.

The total number of shares of Stock which may be issued or transferred under the Plan is 4,000,000. The shares of Stock may consist, in whole or in part, of unissued shares, treasury shares or shares purchased on the open market. The issuance or transfer of shares of Stock pursuant to the Plan shall reduce the total number of shares of Stock available under the Plan.

2024 PROXY STATEMENT	94

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SECTION 4. ADMINISTRATION OF THE PLAN.

(a)	Committee Composition. The Plan shall be administered by the Committee or a subcommittee thereof, or any other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee may delegate any of its authority hereunder to one or more employees, officers or directors of the Company, who shall be considered the “Committee” hereunder in all respects to the extent of such delegated authority. The Committee hereby delegates its authority under this Plan to each of the Company’s SVP, Chief Human Resources Officer and SVP, Chief Legal Officer & Corporate Secretary, each of whom may act as the “Committee” for all purposes under this Plan. The Committee may also appoint one or more agents as it deems necessary or appropriate to assist with the day-to-day operation and administration of the Plan.
(b)	Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. All questions of interpretation or application of the Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants or others claiming any rights or benefits under the Plan. Members of the Committee shall receive no compensation for their services in connection with the administration of the Plan. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

SECTION 5. ENROLLMENT AND PARTICIPATION.

(a)	Accumulation Periods. The Committee shall establish the Accumulation Periods hereunder. The length of the initial Accumulation Periods under the Plan shall be monthly, regardless of the number of pay periods included in any given month, provided that the Committee may revise the length of the Accumulation Periods at any time.
(b)	Enrollment. Any individual who, on the day preceding the first day of an Accumulation Period, qualifies (or will qualify) as an Eligible Employee may elect to become a Participant in the Plan for such Accumulation Period (if administratively practicable, if not, the next Accumulation Period) by executing a payroll deduction election form in the form and at the time provided by the Company, which forms may be completed electronically if available (an “Election Form”).
(c)	Duration of Participation. Once enrolled in the Plan, a Participant who is an Eligible Employee shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 7 or reaches the end of the Accumulation Period in which such Participant’s contributions were discontinued under Section 6(c) or Section 10. Such Participant is not required to file any additional Election Forms in order to continue participation in the Plan. A Participant who is an Eligible Employee who discontinued contributions under Section 6(c) or withdrew from the Plan under Section 8 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in subsection (b) above. A Participant who is an Eligible Employee whose contributions were discontinued automatically under Section 10 shall automatically resume participation in the Plan at the beginning of the first Accumulation Period in the next calendar year, if he or she then is an Eligible Employee.

SECTION 6. PARTICIPANT CONTRIBUTIONS.

(a)	Frequency of Payroll Deductions. A Participant who is an Eligible Employee may purchase shares of Stock under the Plan solely by means of payroll deductions pursuant to a properly completed Election form. Payroll deductions, as designated by a Participant pursuant to subsection (b) below, shall occur on each payday during an Accumulation Period in which the Participant participates in the Plan.
(b)	Amount of Payroll Deductions. An Eligible Employee shall designate on the Election Form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock hereunder. Such portion may be a whole percentage of the Eligible Employee’s compensation, but not less than 1% nor more than 50%. The Committee may, in its discretion, establish a minimum contribution amount per Accumulation Period. See Section 10 for the maximum allowable contribution amount per calendar year.
(c)	Changing Payroll Deductions. Payroll contributions may not be increased or decreased (other than decreased to 0%), during an Accumulation Period. If a Participant who is an Eligible Employee wishes to discontinue his or her contributions entirely, he or she must follow the procedure for withdrawal under Section 7 of the Plan.

2024 PROXY STATEMENT	95

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SECTION 7. WITHDRAWAL FROM THE PLAN.

(a)	Withdrawal. Each Participant who is an Eligible Employee may withdraw from an Accumulation Period under the Plan by filing a new Election Form. Such withdrawal may be elected at any time, and will be effective as soon as administratively practical following receipt thereof. A Participant who has withdrawn from the Plan may resume contributions for a future Accumulation Period by filing a new Election Form if he or she then is an Eligible Employee.
(b)	Return of Payroll Deductions. Upon withdrawal from the Plan and unless otherwise determined by the Committee, any accumulated payroll deductions shall be returned, without interest, to the withdrawn Eligible Employee and his or her interest in the Plan shall terminate.

SECTION 8. CHANGE IN ELIGIBLE EMPLOYEE STATUS.

For a Participant who is an Eligible Employee, termination of the Participant’s employment for any reason, including retirement or death or the failure of the Participant to otherwise remain an Eligible Employee, terminates his or her participation in the Plan immediately. In such event and unless otherwise determined by the Committee, any payroll deductions credited to the Participant’s Plan Account will be returned, without interest, to him or her or, in the case of his or her death, to his or her legal representative.

SECTION 9. PLAN ACCOUNTS AND PURCHASE OF STOCK.

(a)	Plan Accounts. The Company shall establish a bookkeeping account, which may be through a third-party administrator, in the name of each Participant (a “Plan Account”). All payroll deductions made for an Eligible Employee will be credited to his or her Plan Account under the Plan; no interest shall accrue on any payroll deductions. An Eligible Employee may not make any separate cash payment into his or her Plan Account and payment for shares of Stock purchased under the Plan by any Eligible Employee may not be made in any form other than by payroll deduction from the Plan Account.
(b)	Purchase Price. The Purchase Price for each share of Stock purchased on a Purchase Date shall be the price per share actually paid on the open market for each such share of Stock, or in the event that such shares of Stock are issued from previously authorized but unissued or treasury shares, shall be the closing price per share of Stock, as determined by the Committee, on the trading date immediately preceding the date of purchase.
(c)	Matching Contributions. On each Purchase Date, the Company shall make a contribution of fully vested Stock to each Participant equal to 15% of the number of shares of Stock purchased on behalf of such Participant through this Plan on such Purchase Date (rounded up to the nearest whole share). Such Company contributed shares of Stock may be purchased on the open market by the Company or issued from authorized but unissued or treasury shares. In accordance with Section 19 hereof, the Company shall be permitted to issue such shares of Stock net of applicable taxes.
(d)	Number of Shares Purchased via Participant Contribution. On each Purchase Date, the Company shall apply the funds then credited to each Participant’s Plan Account to the purchase of shares of Stock. As of each such Purchase Date, each such Participant shall purchase the number of shares of Stock calculated in accordance with this subsection (d), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 7; provided, however, that no Stock shall be purchased on a Purchase Date on behalf of any Participant whose participation in the Plan was terminated prior to such Purchase Date. On each Purchase Date, the amount of funds then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased with the funds credited to the Participant’s Plan Account. Any fractional share, as calculated under this subsection (d), shall be rounded down to the next lower whole share.
(e)	Issuance of Stock. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into the Participant’s account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company.
(f)	Unused Cash Balances. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Accumulation Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Section 10 shall be refunded to the Participant in cash, without interest.
(g)	Holding Period. Any shares of Stock acquired pursuant to the Plan at any time, may not be disposed of by the Participant, whether by sale, exchange, gift, or other transfer of legal title, until the earlier of (i) the date the Participant has held the Stock received under this Plan for a period of at least six months from the applicable Purchase Date or (ii) the date of the Participant’s termination of employment with all Participating Employers.

2024 PROXY STATEMENT	96

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SECTION 10. DOLLAR LIMITATIONS ON STOCK PURCHASES.

Notwithstanding anything to the contrary in this Plan, the maximum amount that a Participant may use to purchase shares of Stock under this Plan in any calendar year is U.S. $25,000.

SECTION 11. RIGHTS NOT TRANSFERABLE.

Neither payroll deductions credited to a Participant’s Plan Account nor any rights to receive shares of Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 17 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

SECTION 12. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to receive any benefits in the future under this Plan, to continue in the employ of a Participating Employer, to be an Eligible Employee for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s employment at any time and for any reason, with or without cause.

SECTION 13. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 14. NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be in writing and shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

SECTION 15. COMPUTATIONAL ERRORS.

In the event mathematical, accounting, or similar errors are made in maintaining Plan Accounts, the Committee may make such equitable adjustments as it deems appropriate to correct such errors.

SECTION 16. AMENDMENTS; TERMINATION OF PLAN.

This Plan shall be effective upon approval of the stockholders of the Company and shall continue until terminated by the Board. The Board may at any time suspend or terminate the Plan. The Company may, by written resolution of the Board or the Committee, at any time and from time to time, amend the Plan in whole or in part; provided, however, that to the extent stockholder approval of such amendment is required under applicable law or the rules of any exchange on which the Stock is then traded, such amendment shall be contingent upon obtaining such stockholder approval.

SECTION 17. DESIGNATION OF BENEFICIARY.

(a)	Designation. A Participant may file a designation of a beneficiary on a form provided by the Company who is to receive the cash, if any, that remains allocated to the Participant’s Plan Account in the event of such Participant’s death. Such designation of beneficiary may be changed by the Participant at any time by filing a new beneficiary designation on a form provided by the Company.
(b)	No Designation. In the event of the death of a Participant in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company or then surviving, then to such other person as the Company may designate.

2024 PROXY STATEMENT	97

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SECTION 18. APPLICABLE LAW.

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of New York.

SECTION 19. TAX WITHHOLDING.

The Company shall have the right to withhold from amounts otherwise payable to each Participant any federal, state, local, or other taxes required by law to be withheld in connection with this Plan, or to otherwise require the Participant to pay such taxes.

SECTION 20. SEVERABILITY.

If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

SECTION 21. INTERPRETATION.

Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

2024 PROXY STATEMENT	98

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North America

Latin America

Europe

Middle East

Africa

Asia Pacific

Flowserve Corporation
5215 North O'Connor Blvd
Suite 700
Irving, Texas 75039

flowserve.com

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FLOWSERVE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 15, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 13, 2024 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 15, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 13, 2024 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed proxy card must be received by Broadridge prior to May 16, 2024 for your vote to count at the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V31817-P05712 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FLOWSERVE CORPORATION

The Board of Directors recommends a vote "FOR" each Director Nominee in Proposal 1, "FOR" Proposals 2, 3 and 4, and "AGAINST" Proposal 5.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. R. Scott Rowe	☐	☐	☐
1b. Sujeet Chand	☐	☐	☐
1c. Ruby R. Chandy	☐	☐	☐
1d. Gayla J. Delly	☐	☐	☐
1e. John L. Garrison	☐	☐	☐
1f. Cheryl H. Johnson	☐	☐	☐
1g. Michael C. McMurray	☐	☐	☐
1h. Thomas B. Okray	☐	☐	☐
1i. David E. Roberts	☐	☐	☐
1j. Kenneth I. Siegel	☐	☐	☐
1k. Carlyn R. Taylor	☐	☐	☐

Company Proposals	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2024.	☐	☐	☐
4. Vote to approve the Company's employee stock purchase plan.	☐	☐	☐
Shareholder Proposal	**For**	**Against**	**Abstain**
5. Shareholder proposal requesting report on the Company's political spending and policies and procedures regarding political spending.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the 2024 Annual Meeting of Shareholders, you can be sure these shares are represented at the meeting by voting online or over the telephone, or by promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2023 Annual Report are available at www.proxyvote.com.

V31818-P05712

FLOWSERVE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2024 ANNUAL MEETING OF SHAREHOLDERS
MAY 16, 2024

The undersigned hereby appoint(s) **R. Scott Rowe** and **David E. Roberts**, and each of them, with full power to act without the other, as proxies with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Flowserve Corporation that the shareholder(s) is/are entitled to vote at the 2024 Annual Meeting of Shareholders of Flowserve Corporation to be held at 11:30 A.M. CDT on Thursday, May 16, 2024, at www.virtualshareholdermeeting.com/FLS2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4, AND "AGAINST" PROPOSAL 5 AND IN THEIR DISCRETION FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE MEETING BY A REASONABLE TIME BEFORE THIS PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE